UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
Name of the registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
2345 West Foothill Blvd., Suite 12
Upland, California 91786

November 16, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders (the "Annual Meeting") of Sustainable Environmental Technologies Corporation (the "Company") to be held at the Four Points Hotel, 11960 Foothill Boulevard, Rancho Cucamonga, CA 91739, on December 21, 2012, at 10:00 a.m., Pacific Standard Time. The record date for shareholders entitled to vote at the Annual Meeting is November 15, 2012.

At the Annual Meeting you will be asked to: (i) elect three directors to serve for the ensuing year; (ii) to approve the Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, as described in the accompanying Notice of Annual Meeting and proxy materials; (iii) to approve the amended and restated Articles of Incorporation of the Company; (iv) to approve the amended and restated Bylaws of the Company; (v) to ratify the selection of dbbmckennon as our independent registered public accounting firm; and (vi) to conduct such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice of Annual Meeting and proxy statement describe these aforementioned matters in detail. We urge you to read this information carefully.

We also look forward to meeting you and discussing the accomplishments of the Company for the fiscal year ended March 31, 2012. For more information, the details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted.

Please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope, or follow the instructions on the proxy card to vote by telephone or over the Internet. If you mail the proxy card in the United States, postage is prepaid. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

Sincerely,

/s/ Robert Glaser
Robert Glaser, CEO

Upland, California

YOUR VOTE IS IMPORTANT PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD WITH THE ENCLOSED ENVELOPE WITH PREPAID POSTAGE AS PROMPTLY AS POSSIBLE.

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
2345 West Foothill Blvd., Suite 12
Upland, California 91786

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 21, 2012

Sustainable Environmental Technologies Corporation (the "Company" or "SETS") 2012 Annual Meeting of Shareholders (the "Annual Meeting") will be held at the Four Points Hotel, 11960 Foothill Boulevard, Rancho Cucamonga, CA 91739, on December 21, 2012, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1.	To elect three members to SETS Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified;

2.	To approve SETS entering into a Project Finance Transaction, the related Asset Purchase Agreement, and Amendment No. 1 to the Asset Purchase Agreement, with PWCO, LLC (“PWCO”), an entity in part owned by two SETS directors, whereby SETS will contribute the assets of our partially developed well in Cartwright, North Dakota (the “Cartwright Well”), our exploratory stage well in Williston, North Dakota (the “Williston Well”), and our ProWater Centerline SWD Technology (collectively the “Projects”) to PWCO in exchange for 35% ownership of PWCO. PWCO will then be responsible for the assumption of all of the debts of the Projects and the completion of the Projects, including but not limited to building of the wells and the registration of intellectual property. The Project Finance Transaction is structured to result in no dilution to SETS shareholders, and will leverage PWCO’s $2,000,000 revolving line of credit and subsequent project finance investment capital up to $6,000,000 to complete the Cartwright Well and Williston Well and to further research and develop the Centerline SWD System. While the Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, are transactions, in which two SETS directors have a material financial interest, do not require shareholder approval, the Board has elected to seek such approval;

3.	To approve the amended and restated Articles of Incorporation of SETS;

4.	To approve the amended and restated Bylaws of SETS;

5.	To ratify the selection of dbbmckennon as our independent registered public accounting firm for the fiscal year ending March 31, 2013; and

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on November 15, 2012 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Whether or not you plan to attend the Annual Meeting, please vote over the Internet or by telephone as instructed in these materials or complete, sign, date and return a proxy card promptly. The proxy is being solicited on behalf of the Board of Directors of SETS for use at the Annual Meeting.

Please note that space limitations make it necessary to limit attendance at the Annual Meeting to shareholders. Registration will begin at 9:00 a.m. and the Annual Meeting will begin at 10:00 a.m. Each shareholder will be asked to present valid picture identification, such as a driver's license or passport. We will admit you if we are able to verify that you are a SETS shareholder. Shareholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. Directions to the Four Points Hotel in Rancho Cucamonga, CA can be obtained by calling the hotel directly at (909) 204- 6100.

By Order of the Board of Directors,

/s/ Keith Morlock
Keith Morlock, Secretary

Upland, California

November 16, 2012

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
2345 West Foothill Blvd., Suite 12
Upland, California 91786

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held December 21, 2012

General Information

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Sustainable Environmental Technologies Corporation, a California corporation (the "Company" or "SETS") to the holders of the issued and outstanding shares of Common Stock, par value $.001 per share ("Common Stock"), to be voted at the 2012 Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Four Points Hotel, 11960 Foothill Boulevard, Rancho Cucamonga, CA 91739, on December 21, 2012, at 10:00 a.m., Pacific Standard Time, for the purposes set forth in the accompanying notice and herein, and any adjournments or postponements thereof.

A copy of our annual report on Form 10-K as filed with the Securities and Exchange Commission (the "2012 Annual Report") and the Proxy Statement and accompanying proxy card were first mailed or made available to shareholders entitled to vote at our Annual Meeting (the “Notice”) on or about November 26, 2012. Our 2012 annual report on Form 10-K, incorporated by this reference, includes SETS audited consolidated financial statements for the year ending March 31, 2012.

A summary term sheet, regarding the Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, begins on Pg. 8 of this Proxy Statement.

We structured this next section in a question-and-answer format for your ease of reading. The references to “you” or “I”, or any similar terminology are in reference to you the shareholder seeking to have such questions answered.

What am I voting on?

You will be entitled to vote on the following proposals at the Annual Meeting:

1.	To elect three members to SETS Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified;

2.	To approve SETS entering into a Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, with PWCO, LLC (“PWCO”), an entity in part owned by two SETS directors, whereby SETS will contribute the assets of our partially developed well in Cartwright, North Dakota (the “Cartwright Well”), our exploratory stage well in Williston, North Dakota (the “Williston Well”), and our ProWater Centerline SWD Technology (collectively the “Projects”) to PWCO in exchange for 35% ownership of PWCO. PWCO will then be responsible for the assumption of all of the debts of the Projects and the completion of the Projects, including but not limited to building of the wells and the registration of intellectual property. The Project Finance Transaction is structured to result in no dilution to SETS shareholders, and will leverage PWCO’s $2,000,000 revolving line of credit and subsequent project finance investment capital up to $6,000,000 to complete the Cartwright Well and Williston Well and to further research and develop the Centerline SWD System. While the Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, are transactions, in which two SETS directors have a material financial interest, do not require shareholder approval, the Board has elected to seek such approval;

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3.	To approve the amended and restated Articles of Incorporation of SETS;

4.	To approve the amended and restated Bylaws of SETS;

5.	To ratify the selection of dbbmckennon as our independent registered public accounting firm for the fiscal year ending March 31, 2013; and

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

Who can vote?

The Board has set November 15, 2012 as the record date for the Annual Meeting. You are entitled to notice and to vote if you were a shareholder of record of our common stock, $.001 par value per share, or Common Stock, as of the close of business on November 15, 2012. You are entitled to one vote on each proposal for each share of Common Stock you held on the record date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

What is the difference between a shareholder of record and a “Street Name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below.

What are the shares outstanding and quorum requirements?

At the close of business on November 15, 2012, there were 16,905,731 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

•	you are present in person at the Annual Meeting; or

•	your shares are represented by a properly submitted proxy (submitted by mail, by telephone or over the Internet).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see the subsection “If You Do Not Specify How You Want Your Shares Voted” below. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.

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How do I vote my shares?

Shareholder of record: Shares registered in your name. If you are a shareholder of record, that is, your shares are registered in your own name, not in “street name” by a bank or brokerage firm, then you can vote in any one of the following four ways:

1.	You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy, the Board will vote your shares as specified on the next page.

2.	You may vote over the Internet. If you have Internet access, you may authorize the voting of your shares from any location in the world by following the “Vote-by-Internet” instructions set forth on the enclosed proxy card.

3.	You may vote by telephone. You may authorize the voting of your shares by following the “Vote-by-Telephone” instructions set forth on the enclosed proxy card.

4.	You may vote in person. If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the meeting. Ballots will be available at the meeting.

Beneficial owner: Shares held in “street name.” If the shares you own are held in “street name” by a bank or brokerage firm, then your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. For example, the appointment of registered public accounting firms are considered to be discretionary items on which banks and brokerage firms may vote. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If you wish to come to the meeting to personally vote your shares held in street name, you will need to obtain a proxy card from the holder of record (i.e., your brokerage firm or bank).

Can I change my vote after I have mailed my proxy card or after I have authorized the voting of my shares over the Internet or by telephone?

Yes, you can change your vote and revoke your proxy at any time before the polls close at the Annual meeting by doing any one of the following things:

•	signing and returning another proxy card with a later date;

•	giving our corporate Secretary a written notice before or at the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

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However, your attendance at the meeting will not, by itself, revoke your proxy.

How do I vote in person?

If you plan to attend the Annual Meeting and wish to vote in person, you may request a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank, trust or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your broker, bank, trust or other nominee). Even if you intend to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

How do I Change My Vote?

As a shareholder of record, if you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Shareholders of record may revoke a proxy or change his or her vote prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive offices at 2345 West Foothill Blvd, Suite 12, Upland, CA 91786; (ii) submitting a later dated proxy; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

What if I receive more than one proxy card or notice?

If you receive more than one proxy card or Notice, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card or Notice you receive.

How do my votes count?

Shareholders of record as of the close of business on November 15, 2012 are entitled to one vote for each share of our Common Stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

YOUR VOTE IS VERY IMPORTANT.

If I do not specify how my shares are voted how will they be voted?

As a shareholder of record, if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the proxy holder will vote your shares:

•	FOR the election of the three nominees listed on the proxy statement to serve on the SETS Board of Directors until the next annual meeting or until their successors have been elected and qualified;

•	FOR SETS entering into a Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, with PWCO, LLC (“PWCO”), an entity in part owned by two SETS directors, whereby SETS will contribute the assets of our partially developed well in Cartwright, North Dakota (the “Cartwright Well”), our exploratory stage well in Williston, North Dakota (the “Williston Well”), and our ProWater Centerline SWD Technology (collectively the “Projects”) to PWCO in exchange for 35% ownership of PWCO. PWCO will then be responsible for the assumption of all of the debts of the Projects and the completion of the Projects, including but not limited to building of the wells and the registration of intellectual property. The Project Finance Transaction is structured to result in no dilution to SETS shareholders, and will leverage PWCO’s $2,000,000 revolving line of credit and subsequent project finance investment capital up to $6,000,000 to complete the Cartwright Well and Williston Well and to further research and develop the Centerline SWD System. While the Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement are transactions, in which two SETS directors have a material financial interest, do not require shareholder approval, the Board has elected to seek such approval;

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•	FOR the amended and restated Articles of Incorporation of SETS;

•	FOR the amended and restated Bylaws of SETS; and

•	FOR the ratification of dbbmckennon to serve our independent registered public accounting firm for the fiscal year ending March 31, 2013.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of dbbmckennon as our independent registered public accountants. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board, the approval of the Asset Purchase Agreement, the approval of Amendment No. 1 to the Asset Purchase Agreement, the amendment and restatement of our Articles of Incorporation and Bylaws, or on any shareholder proposal.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. In addition, other than the shareholder proposals described in this proxy statement, no other shareholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

How are votes counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

Election of Directors. The election of directors is by the plurality of the affirmative votes of shares entitled to vote for them, up to a number of directors to be elected. In the election of directors, you may vote “for all,” “withhold all” or “for all except.” Cumulative voting is permitted, but only if proper notice is given in accordance with the California Corporations Code. With plurality voting, the candidates who receive the highest number of affirmative votes up to the number of directors to be elected are elected as directors. For these purposes, a “withhold” vote will not count as a vote “for” or “against” a nominee’s election and thus will have no effect. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes will have no effect on the election of directors.

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Project Finance Transaction, related Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement, with Interested Directors. To approve SETS entering into a Project Finance Transaction, related Asset Purchase Agreement, and Amendment No. 1 to the APA, with PWCO, LLC (“PWCO”), an entity in part owned by two SETS directors, whereby SETS will contribute the assets of our partially developed well in Cartwright, North Dakota (the “Cartwright Well”), our exploratory stage well in Williston, North Dakota (the “Williston Well”), and our ProWater Centerline SWD Technology (collectively the “Projects”) to PWCO in exchange for 35% ownership of PWCO. PWCO will then be responsible for the assumption of all of the debts of the Projects and the completion of the Projects, including but not limited to building of the wells and the registration of intellectual property. The Project Finance Transaction is structured to result in no dilution to SETS shareholders, and will leverage PWCO’s $2,000,000 revolving line of credit and subsequent project finance investment capital up to $6,000,000 to complete the Cartwright Well and Williston Well and to further research and develop the Centerline SWD System. While the Project Finance Transaction, related Asset Purchase Agreement, and Amendment No. 1 to the APA, are transactions, in which two SETS directors have a material financial interest, do not require shareholder approval, the Board has elected to seek such approval. Therefore, the Project Finance Transaction, entry into the related Asset Purchase Agreement and entry into Amendment No. 1 to the Asset Purchase Agreement, requires the affirmative vote of a majority of the votes cast and that the shares voting affirmatively constitute at least a majority of the quorum required for this proposal. The interested directors, Keith Morlock and Robert Glaser, will not be entitled to vote on this proposal and their shares will not be counted for purposes of determining the outstanding shares entitled to vote or for a quorum for this proposal. Abstentions and broker non-votes are considered present for purposes of a quorum but are not considered “votes cast” ..

Ratification of Auditors. The ratification of the selection of dbbmckennon requires the affirmative vote of a majority of the votes cast and that the shares voting affirmatively constitute at least a majority of the quorum required for this proposal. Abstentions and broker non-votes are considered present for purposes of a quorum but are not considered “votes cast”.

Amendment and Restatement of our Articles of Incorporation. The approval of the proposed amendment and restatement of our Articles of Incorporation requires the approval of the affirmative vote of a majority of the outstanding shares entitled to vote. The Board of Directors believe it to be in the best interest of the Company and its shareholders to amend and restate our Articles of Incorporation first, to consolidate all of our previous amendments to the Articles of Incorporation into one filing and, second, to correct an minor error regarding the voting threshold of Series A Preferred Shareholders. At this time, there are no Series A Preferred shares issued or outstanding. However, we want to correct the provision to comply with the California Corporations Code to state that when there is to be a vote on a proposed amendment to the Articles of Incorporation, or an entry into a merger, consolidation or otherwise, the affirmative vote required by the Series A Preferred Shareholder, either by written consent or by the affirmative vote of then outstanding, would be not less than 66 2/3%. In addition, the proposed amendment and restated Articles of Incorporation will be effective only if, as amended and restated, as approved by the shareholders, is filed with the Secretary of State of California. Abstentions will have the same effect as votes “against” the proposed amendment to the Restated and Amended Articles of Incorporation. Brokers do not have discretionary authority to vote on this proposal and broker non-votes will have the same effect as votes “against” the proposal.

Amendment and Restatement of Our Bylaws. The ratification of the proposed amended and restated Bylaws requires approval by the affirmative vote of a majority of the outstanding shares entitled to vote. The Board of Directors believe it to be in the best interest of the Company and its shareholders to amend and restate our Bylaws first, to amend the provision regarding the number and qualifications of the Directors in that the Board would have the authority to determine the number of directors constituting the Board of Directors, however in no event would the number be less than three or more than five, with the exact number within that range to be fixed by resolution of the Board of Directors and second, to make additional revisions, as detailed on Pg. 17, to update, consolidate and revise certain provisions of the Bylaws. Abstentions will have the same effect as votes “against” the proposed amended and restated Bylaws. Brokers do not have discretionary authority to vote on this proposal and broker non-votes will have the same effect as votes “against” the proposal.

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What is an Inspector of Election?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Who is paying for the solicitation of proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy, the Notice and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No additional compensation will be paid to our directors, officers or staff members for such services.

How do I attend the Annual Meeting?

To attend the Annual Meeting, you will need proof of ownership of our Common Stock as of the close of business on November 15 , 2012

You must bring certain documents with you to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a shareholder of the Company. Please read the following rules carefully, because they specify the documents that you must bring with you to the Annual Meeting to be admitted. The items that you must bring with you differ depending upon whether or not you were a record holder of the Company’s Common Stock as of the close of business on November 15, 2012. A “record holder” of stock is someone whose shares of stock are registered in his or her name in the records of the Company’s transfer agent. Many shareholders are not record holders because their shares of stock are registered in the name of their broker, bank, trust or other nominee, and the broker, bank, trust or other nominee is the record holder instead.

All persons must bring a valid personal photo identification (such as a driver’s license or passport). If you are a record holder, at the Annual Meeting, we will check your name for verification purposes against our list of record holders as of the close of business on November 15, 2012.

If a broker, bank, trust or other nominee was the record holder of your shares of Common Stock as of the close of business on November 15, 2012, then you must also bring to the Annual Meeting:

•	Proof that you owned shares of our Common Stock as of the close of business on November 15, 2012.

Examples of proof of ownership include the following: (1) an original or a copy of the voting information form from your bank or broker with your name on it; (2) a letter from your bank or broker stating that you owned shares of our Common Stock as of the close of business on November 15, 2012 or (3) a brokerage account statement indicating that you owned shares of our Common Stock as of the close of business on November 15, 2012.

If you are a proxy holder for a shareholder of the Company who owned shares of our Common Stock as of the close of business on November 15, 2012, then you must also bring to the Annual Meeting:

•	The executed proxy naming you as the proxy holder, signed by a shareholder of the Company who owned shares of our Common Stock as of the close of business on November 15, 2012.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. We are required to file the voting results in a Current Report on Form 8-K which you can find within four business days of the Annual Meeting on the SEC website at www.sec.gov.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What are the Proposals for the 2013 Annual Meeting of Shareholders?

Shareholder proposals or nominations for directors intended to be presented at the 2013 annual meeting of shareholders (the "2013 Annual Meeting") must be in writing and received at SETS executive offices no later than the date listed below and must comply the proxy rules of the Securities and Exchange Commission (the "SEC"). If appropriate notice of a shareholder proposal is not received at SETS executive offices prior to the close of business on April 3, 2013, the proposal will be deemed untimely. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an untimely proposal will not be included in the Company's proxy statement or proxy card for the 2013 Annual Meeting and cannot be brought before the 2013 Annual Meeting by the proponent.

It is recommended that shareholders submitting proposals direct them to our Corporate Secretary at SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION: 2345 W Foothill, Suite 12 Upland, CA 91786, by certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

The date of this Proxy Statement is November 16, 2012.

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PROPOSAL 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

Each director of SETS’s Board of Directors is elected for a one year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the directors’ successors are elected and qualified. The Board of Directors presently has three members. All the directors’ terms of office expire in 2012 or until their successor is elected and quailed. Each of the nominees listed below is currently a director of the Company and has been previously elected by the shareholders of the Company. The Board of Directors has recommended each of the nominees listed below for election to the Board at the annual meeting. If elected at the Annual Meeting, each of these nominees would serve until the 2013 Annual Meeting of Shareholders and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation, or removal. It is the Company’s policy to invite directors and nominees to attend the Company’s annual meetings. Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. SETS’s management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee recommended by the Board of Directors of SETS:

ROBERT GLASER, 58, DIRECTOR since 2009 and CHIEF EXECUTIVE OFFICER since 2011. Mr. Glaser is CEO of SET Corp and is responsible for overseeing all quarterly and yearly budgets, assuring corporate compliance with local, state and federal agencies, management of corporate staff and consultants, upholding the company image, achieving sustained growth and managing day to day operations. Mr. Glaser served over 25 years as President of an American based manufacturing company. Utilizing Six Sigma and Lean Manufacturing disciplines he has received numerous awards for excellence from customers such as DEP Corp and Alberto Culver in addition to accolades for quality and innovation in managing mega projects for Coca-Cola, Disney and Burger King. Mr. Glaser has an extensive background in engineering and has been recognized for achievements in strategic management, while receiving 3 President Awards and ranking in the top 5% of industry CEO’s. His expertise includes electrical and mechanical design, engineering, and machinery building from inception to completion. He has managed work forces of up to 350 people and was known as an industry Guru. Achieving the impossible was the norm. His skills include machinery design, managing large workforces; detail oriented planning, forecasting, and creating short and long term company goals. From 2004-2008 he ran Glaser Corp which did consulting for the container and packaging industry. On September 25, 2009, the Board of Directors elected Bob Glaser to be an Executive Director of the Company. From April 2008-December 2010 Mr. Glaser served as SET Corp’s VP of Operations. From June 2006 to April 2008 Mr. Glaser served as an independent consultant to a subsidiary of SET Corp.

KEITH MORLOCK, 36, DIRECTOR AND CORPORATE SECRETARY since 2009. Mr. Morlock is President and CEO of SET Corp’s wholly owned subsidiary ProWater and is responsible for the management, sales and operations of its class II deep injection wells and has been instrumental in our North Dakota operations. Mr. Morlock also serves as President of SET IP Holdings, where he is responsible for the evaluation, testing, certification and expansion of corporate technology and acquisitions. Mr. Morlock has extensive history in GMP, SOP’s and over 14 years of dealing with regulatory agencies including the EPA, SEC and the FDA. He was responsible for implementing and overseeing water treatment designs related to critical areas in pharmaceutical manufacturing. In addition his expertise includes researching, analyzing, and monitoring financial, technological, and demographic factors to capitalize on market opportunities and minimizing competitive activity. He has developed and executed comprehensive operational and marketing plans, both short and long range, to support the sales and revenue objectives of the organization. On September 25, 2009, the Board of Directors elected Keith Morlock to be an Executive Director of the Company. From April 2008 to December 2010 Mr. Morlock served as SET Corp’s VP of Business Development. From December 2006 to April 2008 Mr. Morlock served as a consultant to a subsidiary of the Company.

STEVE RITCHIE, 66, retired Brig. Gen. USA, DIRECTOR since 2005. Gen. Ritchie became an advisory board member to the Company in August 2005 and subsequently became a Director in October 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General. He is the only Air Force “Ace” since the Korean War. General Ritchie is the recipient of the Air Force Cross, the second highest military decoration that can be awarded to a member of the United States Air Force. General Ritchie left active duty in 1974 to run for the U.S. Congress for the state of South Carolina, but continued to serve his country in the Air Force Reserves. He has held important positions in the private sector and with the Colorado National Guard and Air Force Headquarters. He has also served as a Director for the Office of Child Support Enforcement for the Department of Health and Human Resources in Washington D.C.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR ALL" OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS.

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PROPOSAL 2

PROJECT FINANCE TRANSACTION AND RELATED ASSET PURCHASE AGREEMENT, AND AMENDMENT NO. 1 TO THE APA, WITH INTERESTED DIRECTORS

SUMMARY TERM  SHEET

The following summary term sheet highlights material information in this proxy statement. We encourage you to read carefully this entire proxy statement and its appendices in this proxy statement. Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic.

The Parties to the Project Finance Transaction, Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement (Pg. 11)

•	Sustainable Environmental Technologies Corporation, a California corporation (the “Company” or “SETS”) is a company dedicated to responsible resource utilization through environmentally sustainable technologies. SETS products and services are intended to limit customer’s environmental impact by conserving valuable and diminishing natural resources, such as salt-water disposal wells utilized in the oil and gas industry. SETS principal executive offices are located at 2345 W Foothill, Suite 12 Upland, CA 91786. The telephone number is (801) 810-9888.

•	PWCO, LLC, a Colorado limited liability company (“PWCO”) is a company dedicated to building and operating salt-water disposal (“SWD”) wells and to offer services to other companies or individuals regarding the design, building, management, billing and operation of SWD. The ownership structure of PWCO after entry into the Project Finance Transaction, associated Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement, if approved by the shareholders at the Annual Meeting, shall be 10% to Keith Morlock, 5% to Robert Glaser, 5% to Grant King, 35% to SETS, and 45% would be held in PWCO treasury for the Cancen Private Co. investment, or another investor(s).

The Project Finance Transaction Consideration (Pg. 10 & 11)

•	The Asset Purchase Agreement, entered into on September 17, 2012, and the Amendment to the Asset Purchase Agreement entered into on October 23, 2012, entered into by us and PWCO, constitute the Project Finance Transaction whereby we will contribute the assets of our partially developed well in Cartwright, North Dakota (the “Cartwright Well”), our exploratory stage well in Williston, North Dakota (the “Williston Well”), and our ProWater Centerline SWD Technology (collectively the “Projects”) to PWCO in exchange for 35% ownership of PWCO.

•	PWCO will then be responsible for the assumption of all of the debts of the Projects and the completion of the Projects, including but not limited to building of the wells and the registration of intellectual property.

•	The Project Finance Transaction is structured to result in no dilution to SETS shareholders, and will leverage PWCO’s $2,000,000 revolving line of credit and subsequent project finance investment capital up to $6,000,000 to complete the Cartwright Well and Williston Well and to further research and develop the Centerline SWD System.

•	While the Project Finance Transaction, the related Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, are transactions, in which two SETS directors, Keith Morlock and Robert Glaser, have a material financial interest, do not require shareholder approval, the Board has elected to seek such approval.

•	A copy of the Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, are attached to this Proxy Statement as Appendix A.

•	In addition, to see the financial impact to SETS, Pro Forma financial statements are attached to this Proxy Statement as Appendix B.

Completion of the Project Finance Transaction and Shareholder Approval (Pg. 9)

•	We are working toward completing the Project Financing Transaction as quickly as possible, and we currently anticipate that it will be completed in our third quarter. However, we cannot predict the exact timing of the completion of the Project Financing Transaction because we must obtain shareholder approval.

•	For the Project Finance Transaction, the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement to become effective, will require the affirmative vote of a majority of the votes cast and a majority of the quorum required for this proposal.

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•	The interested directors, Keith Morlock and Robert Glaser, will not be entitled to vote on this matter and their shares will not be counted for purposes of outstanding shares entitled to vote or a quorum for this proposal.

•	Abstentions will be considered for a quorum but will not be considered votes cast.

•	Broker non-votes will be considered for a quorum but will not be considered voted cast.

Conditions to the Project Finance Transaction, Asset Purchase Agreement, and Amendment No. 1 to the Asset Purchase Agreement (Pg. 9)

•	As more fully described in this Proxy Statement, the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement, shareholder approval by SETS shareholders is the main condition to proceed.

Termination of the Project Financing Transaction, Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement (Pg. 12)

•	The Project Financing Transaction, Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement can be terminated if:

o	if the shareholders of Seller vote against Seller entering into this Agreement at the Annual Meeting;

o	by the mutual written consent of SETS and PWCO; or

o	If there is a misrepresentation, breach of warranty, breach of a covenant in the representations and warranties or covenants by SETS or PWCO which has not been cured within fifteen (15) business days after written notification of such breach by SETS or PWCO.

•	In addition, if the shareholders vote against the Project Finance Transaction, Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement at the Annual Meeting of Shareholders, the Asset Purchase Agreement provides SETS the right to appoint an appraiser who will determine the fair market value of the assets of the Projects as of the date of the Shareholder vote against the APA and the Project Finance Transaction. Once that determination is made by the appraiser, we can choose to either sell the assets of the Projects to PWCO at the fair market value as of the date of the shareholder vote against the APA and the Project Finance Transaction, or we may choose to have the assets of the Projects transferred back to us and then pay to PWCO the difference between fair market value of the transferred assets of the Project at the time of the vote against the APA and the Project Finance Transaction and the fair market value of the assets of the Projects as of September 17, 2012

Recommendation of SETS Board of Directors (Pg. 12)

•	Our disinterested member of board of directors approved and declared advisable the Project Finance Transaction and associated Asset Purchase Agreement, and the Amendment No. 1 to the Asset Purchase Agreement, and determined such to be fair to and in the best interests of SETS and its shareholders and recommended that SETS shareholders vote in favor of the Project Finance Transaction, the Asset Purchase Agreement, and Amendment No. 1 to the Asset Purchase Agreement.

Regulatory Approvals (None)

•	As of the date of this Proxy Statement, no regulatory approvals are necessary for the Project Finance Transaction, the Asset Purchase Agreement or the Amendment No. 1 to the Asset Purchase Agreement.

Additional Information (Page 27)

•	For additional questions, assistance in submitting proxies or voting shares of SETS common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our corporate secretary, Keith Morlock, at (801) 810-9888, or via written correspondence to our principal executive office at 2345 W Foothill, Suite 12 Upland, CA 91786.

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QUESTION AND ANSWER

We structured this next section in a question-and-answer format for your ease of reading. The references to “you” or “I”, or any similar terminology are in reference to you the shareholder seeking to have such questions answered.

Is shareholder approval a legal requirement for the Project Finance Transaction, the related Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement?

No, a shareholder vote is not necessary because under the California Corporations Code, where Director(s) have a material financial interest in the transaction, such transaction may be approved by the affirmative vote of a disinterested Board of Directors, as long as the material facts are fully disclosed to such disinterested Director(s).

The Board of Directors has evaluated the two ways in California that a corporation can vote on transactions where Director(s) have a material financial interest. The first way, is for the Board of Director(s) to evaluate the terms and conditions of the transaction, with full disclosure by such Director(s) of the material financial interest. Then the Board of Director(s), with such information, votes on whether the transaction is just and reasonable to the corporation at the time it was presented, with the interested director(s) not being entitled to vote. The second way, is to fully disclose to the shareholders the terms and conditions of the transaction, with full disclosure by the interested Director(s) of their personal interest, and then the shareholders vote on the transaction, with the shares owned by the interested Directors not being entitled to vote.

However, the Board of Directors have evaluated both ways to approve the Project Finance Transaction and entry into the related Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement either via Board approval or Shareholder approval, and has determined that it is in the best interest of the SETS shareholders and SETS for there to be a Shareholder vote and a vote by the disinterested member of the Board of Directors. Interested Directors will not be entitled to vote on this matter. Therefore, shares owned by such directors will be counted for purposes of the quorum, but any such votes on this matter shall have no effect.

Are there any interested parties in this Project Finance Transaction, associated Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement?

Yes, there are interested parties because two of our Directors (Keith Morlock and Robert Glaser) own part of PWCO, LLC, a Colorado limited liability company (“PWCO”) and therefore have a material financial interest in the Project Finance Transaction and entry into the related Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement because: a) they will personally benefit from the transfer of the assets (i.e., the Cartwright and Williston Well Projects and the Centerline SWD System Project as described below) into PWCO, an entity in which they partly own and b) once the projects (as described below) are completed they will have a continued revenue stream that will come from the transfer of the assets. However, as described below, SETS is going to get immediate benefit of $2,000,000 worth of current funding (as well as future PWCO financing) that will enhance and leverage the transferred assets with less risk to the company by entering into the Project Finance Transaction and Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement.

Why does SETS need to enter into the Project Finance Transaction, the related Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement?

The Board of Directors has determined that SETS needs additional financing to continue to develop its current projects, in particular the Cartwright Well, the Williston Well, and the Centerline SWD System, which at this time, are on hold until SETS can find additional sources of financing without diluting the shareholders and depleting SETS revenues.

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Did management and Board of Directors of SETS look at alternative financing strategies?

Yes, SETS management and Board of Directors proactively looked at three financing offers from different sources. Below is a short description of each, which all had negative implications to our shareholders individually, or to the overall success of SETS.

Proposal 1 – a potential investor offered Six Million Dollars ($6,000,000) to SETS in exchange for shares of common stock and a warrant to purchase additional shares of restricted common stock. However, in exchange for such investment, SETS would have had to offer shares of restricted common stock at $0.40 per share and a warrant to purchase the same amount of shares at $0.48 per share. Therefore, having a dilutive effect on our shareholders by over 50%.

Proposal 2 – a potential investor offered to enter into asset and/or debt financing with SETS. However, such financing would produce minimal increases to corporate profits of SETS, for the next 3 to 5 years because the resulting interest and principal payments. Therefore, if such financing were entered into by SETS, the company would see little to no positive effect on the company’s stock in the near future.

Proposal 3- management went to a well-established bank to see what options were available, and the bank offered a loan up to an amount secured against the same amount in a savings account. Therefore, the bank would require us to already have the money that we need.

In addition, when management was trying to secure equity financing, our common stock went from $2.50 per share down to a low of $0.36. Therefore, management determined additionally that an equity transaction would be completely unreasonable to the shareholders, due to the dilution that our shareholders would experience.

What did management and Board of Directors of SETS do next?

SETS management and Board of Directors then evaluated the situation. SETS needed investment money to develop its assets, and the key was how could they accomplish the goal of finding additional financing without diluting the shareholders or interfering with revenues. Although SETS has revenues, revenue alone would not be sufficient because, at a minimum, Six Million Dollars ($6,000,000) is needed for SETS to continue with current projects as described below. Therefore, management put their heads together and thought of all of the transactions, conferences and opportunities that had occurred during the past year.

First, PWCO, a private company in part owned by SETS Directors Keith Morlock and Robert Glaser, had been set up to develop properties for oil and gas excavation and other oil and gas related projects. Grant King, a former SETS Director and Officer, loaned to PWCO, pursuant to a revolving loan agreement, up to $2,000,000 USD with 5% interest over a two-year period. In exchange for such loan, Mr. King received part ownership in PWCO. Keith Morlock and Robert Glaser personally guaranteed the loan and in exchange for these guarantees, they received part ownership in PWCO.

Second, earlier this year SETS entered into a Letter of Intent with Cancen Oil Canada Corp, a publicly traded entity on the TSX Venture Exchange, which although such transaction did not come to fruition, communication between the parties flourished and lead to further discussions regarding future strategic relationships. In particular, the private company Cancen Oil Processors, Inc., a corporation formed under the laws of Alberta, Canada (“Cancen Private Co.”), was interested owning part of PWCO by investing up to Six Million Dollars ($6,000,000). However, Cancen Private Co. will not invest into PWCO until there are assets sufficient to ensure their risk of their investment.

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That puts us to where we are today. The Board of Directors, along with management determined, by selling the specified assets, SETS could have the benefit of the PWCO loan by using the $2,000,000 to further develop the SETS Cartwright Well and Williston Well Projects in North Dakota and the continued development of the Centerline SWD System Technology. Then Cancen Private Co., or other investors that have communicated an interest in developing PWCO, could make an investment in PWCO. Therefore, SETS would end up with an investment in PWCO, utilizing assets that were not operational, and thus further ensuring that SETS shareholders would not be diluted.

What exactly is the transaction that is proposed?

The transaction is structured as a Project Finance Transaction, in which SETS will enter into an Asset Purchase Agreement dated September 17, 2012 with PWCO, and an Amendment No. 1 to the Asset Purchase Agreement. As consideration for the transaction, SETS would transfer a specified portion of non-operational assets (i.e. the Cartwright Well and Williston Well Projects and the Centerline SWD System Project) in exchange for a 35% of the total ownership of PWCO, including the benefit of SETS assignment of certain liabilities to PWCO. The final capitalization structure of PWCO, if the shareholders vote in favor of this transaction would be 35% to SETS, 10% to Keith Morlock, 5% to Robert Glaser, 5% to Grant King, and 45% would be held in PWCO treasury for the Cancen Private Co. investment. If Cancen Private Co. decides to not to enter into a subsequent transaction to provide additional funding to PWCO, then such ownership would be privately offered to other investor(s). A copy of the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement is attached to this proxy statement as Appendix A.

We are working toward completing this Project Finance Transaction as quickly as possible, and we currently anticipate that it will be completed in the third quarter of 2012. However, we cannot predict the exact timing of the completion of this Project Finance Transaction.

What is SETS selling in the Project Finance Transaction?

SETS would be selling two sets of assets pursuant to the Asset Purchase Agreement. The first set of assets will be grouped as the assets associated with the building of the Class II salt water disposal (“SWD”) wells in Cartwright, North Dakota (the “Cartwright Well”), which is at this time only partially built until additional financing is secured and the building of our exploratory stage SWD well in Williston, North Dakota (the “Williston Well”) . Second, SETS would be selling its Centerline SWD System, which until additional financing is secured, is not being further researched or developed.

Pro Forma financial statements are attached to this Proxy Statement as Appendix B, which show the expected effects of the transaction on the SETS financial statements.

Under the Asset Purchase Agreement entered into on September 17, 2012 with PWCO, LLC ("PWCO"), the Company would transfer non-operational assets related to the Cartwright and Williston Well Projects, land leases in connection with those projects, the intellectual property related to the Company’s Centerline SWD System and certain liabilities incurred for such in exchange for a 35% of the total ownership of PWCO. At June 30, 2012 net assets, less liabilities expected to be assumed by PWCO, were approximately $1.4 million, which represented 20.5% of the Company's total assets. In addition, the Company's investment in PWCO, which at June 30, 2012 was approximately $1.4 million and represented 20.5% of total assets of the Company and 100% of the assets of PWCO. The investment in PWCO is expected to be based on the cost of the net assets transferred which is expected to represent fair value. The investment is expected to be accounted for under the equity method as the Company is expected to hold a 35% ownership and will have significant influence over the operations of PWCO.

According to Rule 3-05 of Regulation S-X, a business acquisition for SEC reporting purposes includes “the acquisition of an interest in a business accounted for by the equity method.” This includes the acquisition of an interest in a joint venture that is accounted for by the equity method, even if the ventures do not have joint control over the entity.

When a registrant contributes assets or a business in exchange for an equity interest in a joint venture, the registrant is transferring an interest in its assets or business in exchange for an ownership interest in the joint venture. For SEC reporting purposes, the formation of a joint venture in this manner consists of two events, (1) an acquisition and (2) a disposition, which must be separately measured.

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Under the Company's analysis, both of these calculations are in excess of 10% or the total assets of the Company and thus pro formas are required to be provided. As of the date of the Asset Purchase Agreement the operations of PWCO were minimal and thus will not be provided.

What are the Cartwright Well and the Williston Well?

SETS has completed the drilling and production casing of the Cartwright Well, and has partially completed the drilling of the Williston Well, which are both owned and operated by our wholly owned subsidiary ProWater, LLC, a Colorado limited liability (“ProWater”). Once completed, the Cartwright Well and the Williston Well would take in Produced Water (i.e., a byproduct when drilling for oil and gas) brought in from customers to convert that Produced Water into processed water which can be reused when drilling for oil and gas or alternatively safely injected into approved formations thousands of feet below potential ground water zones. However, at this time, the Cartwright Well and the Williston Well are not completed and SETS will need additional funding for the wells to be completed and thus to become fully operational.

What is Centerline?

Centerline SWD System are designs and process (i.e., intellectual property) of a containerized, module, movable system that utilizes green technology to efficiently separate oil, water and other by-products produced from oil and gas operations. The Centerline SWD System is anticipated to be a highly automated, self-monitoring, self-diagnostic, modular facility. However, at this time, we do not have the funds necessary to continue with the research and further development of the Centerline SWD System.

What exactly is project financing?

This transaction is characterized as a “Project Finance Transaction”, meaning that assets of the aforementioned projects are leveraged into a separate entity, therefore, the risks are hedged by another entity, and the overall cost structures are reduced so that the projects can be completed. Therefore, we would be utilizing project financing by transferring the assets of the Cartwright Well, the Williston Well, and the Centerline SWD System at the project level into a separate entity, therefore leaving potential liabilities outside of SETS, while ensuring that our shareholders are not diluted and the projects are completed.

What is the benefit of transaction?

Benefit one - Investment vs. Ownership - SETS is contributing the assets related to two current projects (i.e., the Cartwright Well, Williston Well, and the Centerline SWD System) that are worth 25% of its the overall investment in PWCO, while actually receiving 35% of the total ownership of PWCO.

Benefit two - Reduced risk of wells in ND - While things look promising in North Dakota, SETS does not have an operating history in the State. The Cartwright Well and the Williston Well will be used as a test facility in the region for PWCO and SETS, and therefore SETS will get the benefit of testing out this new territory without incurring all of the risks and liabilities for future wells that SETS builds in North Dakota or other states.

Benefit three - Shareholder Ownership – As discussed above, current equity financing at the SETS level would immediately dilute shareholders by over 50%. Then, with the addition of warrants for such financing, shareholders would own less than ¼ of their current ownership. Debt financing would produce minimal, if any, increase to SETS profits due the resulting principal and interest payments.

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What are the recommendations of the disinterested member of the Board of Directors?

Our disinterested member of the Board of Director approved and declared advisable the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement, and all the other transactions contemplated therein, determined that the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement and the other transactions contemplated by the merger agreement are fair to and in the best interests of SETS and its shareholders and recommended that SETS shareholders vote in favor of the Project Finance Transaction and related Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement. Therefore we recommend that our shareholders vote “FOR” the approval of the Project Finance Transaction and “FOR” the approval of the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement and, if the board of directors determines to adjourn or postpone the Annual Meeting, “FOR” the adjournment or postponement of the Annual Meeting in the view of our board of directors, including if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Project Finance Transaction and Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement.

Can the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement be terminated?

Yes, pursuant to Article VI, Section 7.1 of the Asset Purchase Agreement, the transaction may be terminated, at any time prior to the Closing (as defined as 3 days after the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting) only as follows:

a)	if the shareholders of Seller vote against Seller entering into this Agreement at the Annual Shareholder meeting of Seller on or about November 2, 2012.

b)	by the mutual written consent of Buyer and Seller;

c)	by Buyer if there has been a misrepresentation or a breach of warranty or a breach of a covenant in any case by Seller in the representations and warranties or covenants of any of them set forth in this Agreement, which in the case of any breach of covenant has not been cured, if curable, within fifteen (15) business days after written notification of such breach by Buyer to Seller; or

d)	by Seller if there has been a misrepresentation or a breach of warranty or a breach of a covenant by Buyer in the representations and warranties or covenants of Buyer set forth in this Agreement, which in the case of any breach of covenant has not been cured, if curable, within fifteen (15) business days after written notification of such breach by Seller to Buyer.

provided, however, that the party electing termination pursuant to this Section 7.1 is not in breach of any of its representations, warranties, covenants or agreements contained in this Agreement. In the event of the termination of this Agreement pursuant to this Section 7.1, written notice of such termination (describing in reasonable detail the basis for such termination) shall immediately be delivered to the other Parties.

In Article VI, Termination, what is Section 7.2(b) about?

As noted above, the Board of Directors has evaluated other financing structures and has determined them not be in the best interest of the SETS shareholders or SETS. In addition, the Board has also approved the Project Financing Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement. Therefore, because the Board finds it imperative to have some immediate financing on the Projects, the Board has decided to move the assets into PWCO before receiving shareholder approval. The reasoning behind this was to further develop the projects while waiting for final shareholder approval. Please be aware that, Keith Morlock and Robert Glaser, were not entitled to vote on this matter when submitted to the Board.

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Under California Law, it was permissible for the Board to enter into the Project Financing Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement because the sale was in the usual and regular course of SETS business through its subsidiary. However, because, the Board believes that it is in the best interest of the SETS for the shareholders to have a say on the transaction, Article VI, Termination, Section 7.2(b) was added so that if the shareholders vote against the Project Financing Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement, there will be a mechanism to make SETS and PWCO whole after the Annual Meeting.

The provision is as follows:

In the event that the shareholders of Seller vote against Seller entering into this Agreement at the Annual Meeting of Shareholders on or about November 2, 2012, and in the event some or all of the Acquired Assets are transferred to Buyer before the Closing Date of this Agreement because Seller utilized Buyer’s $2,000,000 line of credit to develop such transferred Acquired Assets, Seller shall have sixty (60) calendar days after the shareholder vote against entry into this Agreement to appoint an independent appraiser, investment banker, accounting firm or other qualified person, person(s) or entity ("Appraiser") having at least 5 years’ experience in appraising assets and/or ownership interests in companies similar to the Seller, and such appraiser shall promptly determine the “Fair Market Value”, as of the date of the vote against Seller entering into this Agreement, which appraisal shall be the binding and conclusive determination of the Fair Market Value. The costs of such appraisal shall be borne equally by the Parties. After the Fair Market Value is determined, Buyer shall have a) the right of first refusal to purchase all of the transferred Acquired Assets at their Fair Market Value as determined by the Appraiser; or b) if Seller refuses to sell such transferred Acquired Assets to the Buyer at their Fair Market Value, then Seller shall receive back from Buyer all of the then transferred Acquired Assets, and then shall pay to Buyer the difference between Fair Market Value of the transferred Acquired Assets and the fair market value of such transferred Acquired Assets as of the date of execution of this Agreement (a valuation also to be determined by the Appraiser). In addition, if the aforementioned transactions do not in the opinion of the Appraiser, return the Parties as best practicable to the positions they were in as of the date of execution of this Agreement, the Parties shall determine if necessary, to enter into any other additional transactions and/or agreements to cure any such shortfalls.

What does your vote on this transaction mean to you as a shareholder?

If the shareholders vote in favor SETS entering into the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement, SETS will receive 35% of the total ownership of PWCO. In addition, if the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement is approved by the shareholders, such transaction are anticipated to lead to a series of potential investment transactions valued in excess of $6,000,000 USD, making the SETS original investment assets to be valued in excess of the original contribution by SETS.

In addition, if the shareholders vote in favor of the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement, because PWCO has a revolving line of credit for $2,000,000, which is personally guaranteed by Keith Morlock and Robert Glaser, and as of the date of the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement the assets have moved into PWCO, SETS will receive the benefit of the $2,000,000 credit line of PWCO to continue the development the Cartwright Well, the Williston Well and the Centerline SWD System. Thereby, SETS shareholders shall have the benefit of building of the projects while not having stock dilution if there is an affirmative vote.

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However, if the shareholders vote against the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement there is a mechanism, as noted above, in which SETS and PWCO will be made whole pursuant to Section 7.2(b) in the Asset Purchase Agreement. In addition, if the shareholders do not approve the transactions, SETS will have to enter into equity financing to finish its current projects, which will immediately dilute the shareholders, or SETS will have to enter into debt financing which will draw on the revenues of SETS.

Will the vote of our independent Director affect the vote on this matter?

No, as ofNovember 15, 2012, the only director of SETS entitled to vote on this matter held 66,250 shares of SETS common stock at the Annual Meeting, which represents less than 5% of our outstanding common stock. Our director, Steve Ritchie, who does not have an interest in the transaction has informed us that he currently intends to vote all of his shares of common stock “FOR” the approval of the Project Finance Transaction, the Asset Purchase Agreement and the Amendment No. 1 to the Asset Purchase Agreement and, if the board of directors determines to adjourn or postpone the special meeting, “FOR” the adjournment or postponement proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE PROJECT FINANCINCE TRANSACTION WITH INTERESTED PARTIES AND ASSET PURCHASE AGREEMENT AND THE AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT.

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PROPOSAL 3

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Articles of Incorporation (the "Articles") currently authorize the issuance of a total of 110,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of November 15, 2012, there were 16,905,607 shares of Common Stock outstanding and no shares of preferred stock outstanding.

Description of the Proposed Amendment and Restatement

On November [ ], 2012, the Board of Directors approved an amendment (the "Amendment and Restatement") of the Articles of Incorporation, subject to shareholder approval, to correct Article III, Section 3.2 to comply with the California Corporations Code to state that when there is to be a vote on a proposed amendment to the Articles of Incorporation, or an entry into a merger, consolidation or otherwise, the affirmative vote required by the Series A Preferred Shareholder, either by written consent or by the affirmative vote of then outstanding, would be not less than 66 2/3%. The explanation of the Amendment herein is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Appendix C.

Reasons for the Amendment and Restatement

The reason the Board of Directors believe it to be in the best interest of SETS to Amend and Restate the Articles of Incorporation is to consolidate all of our previous amendments to the Articles of Incorporation into one filing and, second, to correct an minor error regarding the voting threshold of Series A Preferred Shareholders.

General Effect of the Amendment

If the Amendment is approved by the shareholders, it will become effective upon filing with the Secretary of State of the State of California. If the proposal is not approved by the shareholders, the Amendment will not be filed and the proposal will not be implemented.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

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PROPOSAL 4

AMENDED AND RESTATED BYLAWS

Our current Amended and Restated Bylaws authorized number of Directors of SETS to be two (2) or the number of directors fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose.

Description of the Proposed Amendment

On September 5, 2012, the Board of Directors approved a version of the “Amended and Restated Bylaws” to amend the provision regarding the number and qualifications of the Directors so that the Board would have the authority to determine the number of directors, however in no event would the number be less than three or more than five, with the exact number within that range to be fixed by resolution of the Board of Directors and to update, consolidate and revise certain provisions of the Bylaws as detailed below:.

•	Section 1 of Article I (Principal Office) has been revised to update the name of the Corporation from RG Global Lifestyles, Inc. to Sustainable Environmental Technologies Corporation and to update the address of the Corporation to 2345 W. Foothill Blvd, Suite 12, Upland, CA 91786.

•	The original Section 1.2 of Article II (Standard of Care; Liability), has been deleted so that the Corporation utilizes the default standard of care for Directors under Section 309 of the California Corporations Code.

•	Section 2 of Article II (Number and Qualifications of Directors) has been revised so that the Board would have the authority to determine the number of directors, however in no event would the number be less than three or more than five, with the exact number within that range to be fixed by resolution of the Board of Directors.

•	The original Section 4.1 of Article II has been consolidated into Section 4.2 of Article II (Vacancies), so that the definition of what constitutes a vacancy on the Board of Directors shall rely on the definitions as specified in the California Corporations Code.

•	Section 4.4 of Article II (Vacancies) has been revised so that notice of a resignation by a member of the Board of Directors has to be delivered to the Chief Executive Officer, instead of the President of the Corporation.

•	Section 6 of Article II (Place of Meetings) has been consolidated so that regular and special meetings of the Board of Directors may be held at any place within or outside the State of California which has been designated in the notice of the meeting, or if there is no notice, designated by written consent or resolution of all of the members of the Board of Directors. If the place of a regular or special meeting is not designated in the notice or fixed by a written consent or resolution by all members of the Board of Directors, it shall be held at the Corporation's principal executive office.

•	Section 7 of Article II (Regular Meetings) has been revised as follows:

o	Section 7.1 Regular Meetings. Immediately following each annual shareholder's meeting the Board of Directors shall hold a regular meeting to elect officers and transact other business. Such meeting shall be held at the same place as the annual shareholders' meeting or such other place as shall be fixed by the Board of Directors.

o	Section 7.2 Other Regular Meetings. Other regular meetings of the Board of Directors shall be held at such times and places as are fixed by the Board of Directors.

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•	Section 8 of Article II (Special Meetings) has been revised as follows:

o	Section 8.1 Special meetings of the Board of Directors may be called for any purpose or purposes at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary. Notice of the time, place and purpose of the special meetings shall be given to each Director unless waived or if the action is taken by written consent as described in Section 9 of this Article.

o	Section 8.2 Notice of the time, place and purpose for special meeting shall be delivered personally or by telephone to each Director, or sent by email, first class mail, addressed to each Director at his or her email or physical address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail, priority airmail at least four (4) days prior to the holding of the meeting and for Directors residing overseas, at least ten (10) days prior to the time of holding the meeting. In case such notice is delivered personally, by telephone, or by email, it shall be delivered at least three (3) days prior to the time of the holding of the meeting.

•	Section 10 of Article II (Quorums) has been revised as follows:

o	A majority of the members of the Board of Directors shall constitute a quorum of the Board of Directors for the transaction of business. Every act or decision done or made by the vote of a majority of the Directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, subject to the provisions of Section 310 (Transactions with Interested Directors) and subdivision (e) of Section 317 (Indemnification of Corporate Agents) of the Code.

•	The original Section 14 of Article II (Sole Director by Articles or Bylaws) has been deleted because it is contradictory to Section 2 of Article II.

•	Original Sections 16 (Compensation of Directors), 17 (Committees), 18 (Meetings and Actions of Committees) and 19 (Advisors) of Article II have been deleted.

•	Section 1 of Article III (Officers) has been revised as follows:

o	The principal officers of the Corporation shall be a Chief Executive Officer, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

•	The original Section 6 of Article III (Chief Executive Officer) has been consolidated into Section 7 of Article III (President) as follows:

o	The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall attend and report at all meetings of the shareholders and at all meetings of the Board of Directors, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

•	The original Section 8 of Article III (Vice President) has been deleted.

•	The original Section 10 of Article III (Treasurer) has been updated to revise the title of Treasurer, to the title of Chief Financial Officer.

•	Section 2.1 of Article IV (Annual Meeting) has updated the schedule date of the Annual Meeting of Shareholders to August 1, instead of May 1 of each year.

•	Section 2.2 of Article IV (Annual Meeting) has been updated as follows:

o	If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and for the transaction of such other business as may be properly brought before the meeting.

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•	Section 2.3 of Article IV (Annual Meeting) has been updated as follows:

o	If the above date is inconvenient, the annual meeting of Shareholders shall be held, in each year on such day, at such time and such place within or outside the State of California as shall be fixed by the Board of Directors and stated in the notice of the meeting to the shareholders.

•	Section 3 of Article IV (Special Meetings) has been updated as follows:

o	Section 3.1 Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or by any number of shareholders owning or having the right to vote an aggregate of not less than 10% of outstanding shares of capital stock entitled to vote.

o	Section 3.2 If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court as provided in the Code. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

•	The original Section 9 (Annual Report to Shareholders) and Section 10 (Financial Statements) of Article IV have been deleted because the Corporation complies with the reporting requirements of the Securities Exchange Act of 1934.

•	Section 1.1 of Article VI (Certificate of Stock) has been updated as follows:

o	The certificates representing shares of the Corporation's stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, the holder's name, the number of shares of stock and the signatures of: (1) the Chief Executive Officer, and (2) the Secretary or Chief Financial Officer.

•	The original Article XI (Miscellaneous) has been deleted to eliminate any reference to provisions relating to Close Corporations as codified in the California Corporations Code Section 158.

The explanation of the Amendments herein are qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Appendix D.

Reasons for the Amendment and Restatement of the Bylaws

The Board of Directors believe it to be in the best interest of the Company to amend and restate our Bylaws first, to adjust the number and qualifications of the Board of Directors and second, to make additional revisions, as detailed above, to update, consolidate and revise certain provisions of the Bylaws.

General Effect of the Amended and Restated Bylaws

If the Amended and Restated Bylaws are approved by the shareholders, it will become effective as of the date of the Annual Meeting. If the proposal is not approved by the shareholders, the Amended and Restated Bylaws will not be implemented. If the Amended and Restated Bylaws are not approved by the shareholders, the matter will be referred to the Board of Directors for further review.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED BYLAWS.

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PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected dbbmckennon as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013 (the "2013 Fiscal Year"). dbbmckennon is considered by management to be well-qualified. Representatives of dbbmckennon are expected to be present at the Annual Meeting and will have an opportunity to make any statement they consider appropriate and to respond to any appropriate shareholders' questions at that time.

Required Vote for Ratification; Recommendation of the Board of Directors

Shareholder ratification of dbbmckennon as the Company's independent registered public accounting firm is not required by the Company's bylaws or otherwise; however, the Board of Directors has elected to submit the selection of dbbmckennon to the Company's shareholders for ratification. The Company is seeking an affirmative vote of a majority of the votes cast and that the shares voting affirmatively constitute at least a majority of the quorum required for this proposal, in order to ratify the selection of the independent registered public accounting firm. If the appointment of dbbmckennon is not ratified by the shareholders, the matter will be referred to the Board of Directors for further review.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF DBBMCKENNON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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INFORMATION REGARDING THE CORPORATE GOVERNANCE OF THE COMPANY AND PRACTICES OF THE BOARD OF DIRECTORS

Board’s Leadership Structure

The Board’s current leadership structure is characterized by a combined Chairman of the Board and CEO. The Board believes that its current leadership structure provides sufficient independent board leadership and engagement while deriving the benefit of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the SETS day-to-day operations and with in-depth knowledge and understanding of SETS, our CEO is best positioned to chair regular Board meetings as we discuss key business and strategic issues. The Board believes that this combined structure provides a sufficient level of independent oversight.

Nominating and Compensation Committees

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only three Directors serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director Candidates and for the review of our executive pay practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director Candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis. The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means.

With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting us, his or her experience in facing issues generally of the level of sophistication that we face, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board has not developed a formalized process. Instead, its members and our senior management have recommended candidates whom they are aware of personally or by reputation.

Audit Committee

We currently do not have an Audit Committee. Therefore, the Board of Directors serves this function and thus reviews and discusses the audited financial statements with management.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks SETS faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

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While the Board has the ultimate responsibility for overall risk oversight, the Board of Directors also acts in lieu of an Audit Committee, a Governance and Nominating Committee who oversees governance and succession risk, which includes Board and CEO succession and evaluations of director skills and qualifications to appoint particular directors.

Board Meetings and Annual Meeting Attendance

At the fiscal year ended March 31, 2012, The Board of Directors acted 13 times by unanimous written consent in lieu of a meeting during this period. Also, we held an Annual Shareholder Meeting for the fiscal year ended March 31, 2010 on April 5, 2011.

INFORMATION REGARDING EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation of our Executive Officers for the fiscal years ending on March 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($) (3)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert Glaser	2011	119,780	7,200	22,500	(4)	25,000	(2)	–	–	–	174,480
CEO and Director	2012	144,824	14,400	–	(4)	61,000	(2)	–	–	–	220,224

Cynthia Glaser	2011	77,527	4,560	6,750	(4)	–		–	–	–	88,837
Principal Financial Officer	2012	76,417	4,560	–	(4)	10,166		–	–	–	91,143

Keith Morlock	2011	137,934	7,200	22,500	(4)	25,000		–	–	–	192,634
Manager of Pro Water	2012	144,824	14,400	–	(4)	61,000		–	–	–	220,224

Grant King	2011	–	–	113,500	(5)	32,132		–	–	–	145,632
Former CEO and Director (1)	2012	–	–	–	(5)	–		–	–	–	–

(1)	Mr. King resigned as Chief Executive Officer of the Company on August 25, 2010, and did not stand for re-election as Director of the Company on April 5, 2011.
(2)	Options relating to Director Compensation for Mr. Glaser and Mr. Morlock are disclosed on Director Compensation Table.
(3)	See Note 2 to the consolidated financial statements of our Annual Report on form 10-K for the fiscal year ended March 31, 2012, for assumptions used in valuing stock compensation.
(4)	Discretionary performance-based stock bonuses for the fiscal year ended March 31, 2011. There were no stock awards issued for the fiscal year ended March 31, 2012.
(5)	Mr. King elected to receive his salary in stock in lieu of cash. There were no stock or options awarded to Mr. King for Officer or Director Compensation for the fiscal year ended March 31, 2012.

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Narrative Disclosure to Summary Compensation Table

Material Employment Terms for Bob Glaser and Keith Morlock

Pursuant to employment agreements adopted on November 1, 2010, as amended on April 7, 2011, Bob Glaser, our CEO, and Keith Morlock, Manager of ProWater LLC and our Corporate Secretary, earn: (1) annual base salaries of $144,000, (2) have the opportunity for base salary increases, annual cash and stock option bonuses based on Company performance metrics; (3) certain expense reimbursement; and (4) certain executive benefits. As of April 1, 2012, Mr. Glaser and Mr. Morlock both received an increase to their annual base salary pursuant to their aforementioned Employment Agreements and Amendments thereto.  Thus, each shall have an annual updated base salary of $180,000 per year.

If either Mr. Glaser or Mr. Morlock are terminated without cause, as defined in the agreements, such officer shall be entitled to a payment of 8 months of the current base salary and will receive acceleration of vesting of outstanding stock options issued pursuant to the agreements.

Material Employment Terms for Cynthia Glaser

Pursuant to an employment agreement adopted on November 1, 2010, Cynthia Glaser, our CFO, earns: (1) an annual base salary of $76,000, (2) has the opportunity for base salary increases, annual cash and stock option bonuses based on Company performance metrics; (3) certain expense reimbursement, and (4) certain executive benefits.

If Mrs. Glaser is terminated without cause, as defined in her agreement, she shall be entitled to a payment of 6 months of her current base salary and will receive acceleration of vesting of outstanding stock options issued pursuant to the agreement.

Director Compensation

The following table sets forth the compensation of our directors for the fiscal years ending on March 31, 2012 and 2011, respectively (if not addressed in the Executive Officer Compensation table above).

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steve Ritchie	2011	–	–	32,132	–	–	–	32,132
	2012	–	24,375	62,000	–	–	–	86,375

Bill Ball (2)	2011	–	–	–	–	–	–	–
	2012	–	–	30,000	–	–	–	30,000

Walter Ivison (2)	2011	–	–	–	–	–	–	–
	2012	–	–	30,000	–	–	–	30,000

Robert Glaser	2011	–	–	32,132	–	–	–	32,132
	2012	–	24,375	62,000	–	–	–	86,375

Keith Morlock	2011	–	–	32,132	–	–	–	32,132
	2012	–	24,375	62,000	–	–	–	86,375

(1)	See Note 2 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, for assumptions used in valuing stock compensation.
(2)	Former director.

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Outstanding Equity Awards At Fiscal Year End March 31, 2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert Glaser	73,333			$0.375	7/7/2013
	33,333			$0.75	3/31/2014
	39,563	437		$0.75	4/4/2021
	12,823	13,844		$1.20	10/7/2021
						18,750	$24,375

Keith Morlock	73,333			$0.375	7/7/2013
	33,333			$0.75	3/31/2014
	39,563	437		$0.75	4/4/2021
	12,823	13,844		$1.20	10/7/2021
						18,750	$24,375

Steve Ritchie	73,333			$0.375	7/7/2013
	39,563	437		$0.75	4/4/2021
	20,000			$0.90	various dates thru 2014
	12,823	13,844		$1.20	10/7/2021
						18,750	$24,375
Cynthia Glaser	8,333			$0.75	3/31/2014
	8,333			$1.25	3/31/2022

INFORMATION REGARDING CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

During the fiscal years ended March 31, 2012 and 2011, the Company had the following related party transactions:

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Horst Geicke

Convertible Notes Payable to Horst Geicke and Related Entities

On July 7, 2010, we assumed various convertible note agreements with an accredited investor and shareholder for proceeds totaling $775,000 and accrued interest of $50,000. In addition at the Effective Date, a discount on the convertible debt remained of $381,459. On July 7, 2010, the holder converted the note and accrued interest into 2,066,667 shares of our common stock. Upon conversion we, recorded the remaining discount to interest expense. In addition, all accrued interest of $50,000, was forgiven, and treated as a capital contribution due to the related party nature of the transaction as such recorded to additional paid in capital.

Convertible Note Payable to Metropolitan Real Estate LLC

As discussed in Note 1, on July 7, 2010, we entered into an agreement to acquire PWU. In connection with the acquisition, the member of PWU received a $2.0 million secured convertible promissory note payable over the period of one year from the closing date, incurring interest at 5% annually and a conversion feature at the option of the holder into shares of our common stock at a price of $1.50 per share.  The note is secured by all the assets of PWU.  No beneficial conversion feature was recorded in connection with the note as the conversion price represented the closing price of our common stock on the date of the agreement. In addition, we recorded the $2,000,000 convertible note as a reduction to additional paid-in capital as it was deemed to be a return of capital initially contributed to PWU by the member.

On July 12, 2010, the terms of the acquisition were amended whereby the conversion rate of the $2,000,000 related secured convertible promissory note, which previously all converted at $1.50 at the option of the holder, such amended to so that $1,600,000 of the note may be converted at $3.00 per share and $400,000 may be converted at $0.375 per share.  The convertible note was due based on the following: $100,000 paid on or before September 30, 2010, $200,000 paid on or before December 31, 2010, $200,000 paid on or before March 31, 2011 and the remaining amount of $1,500,000 with unpaid interest on or before June 30, 2011. The $100,000 payment due in September of 2010 was paid in October 2010.  On July 12, 2010, since the conversion price of $0.375 related to $400,000 was significantly less than the fair value of our common stock per the closing market price, a beneficial conversion feature was present. We valued the beneficial conversion feature as of the date of the amended agreement in the amount of $696,000, and recorded the maximum discount allowed of $400,000 against the note. The discount was being amortized over the term of the note using the straight line method due to the relatively short maturity of the note.

On January 14, 2011, the terms of the convertible note were amended. As of the date of the amendment, the unpaid principal amount was $1,880,000. Under the terms of the new agreement, the term of the note was extended to five years and all accrued interest was forgiven. We are to make 60 monthly payments of $35,478 commencing January 2011 and concluding December 2015. All other terms, including conversion and interest rates remained the same. The effective interest rate for the year ended March 31, 2011 was 22%. Under ASC 470, Debt, we accounted for the change in terms of the debt as an extinguishment of the debt due to the significant change in the repayment period which impacted the expected cash flows in excess of 10%. Thus, the existing discount of $183,333 was removed and a new discount, with a beneficial conversion feature of $400,000 was recorded. Due to Geicke being a significant shareholder, no gain or loss was recorded and the result of the extinguishment was recorded to additional paid in capital. At March 31, 2012 and 2011, the $243,310 and $382,455 unamortized discount on the note was allocated between short and long term based on the expected annual amortization of which $109,318 and $139,196 has been allocated to short-term portion with the remaining $133,992 and $394,308 allocated to long-term portion. During the years ended March 31, 2012 and 2011, the Company amortized $139,146 and $17,454 of the discount to interest expense, respectively, using the effective interest method. The note holder requested the principal payments for November and December 2011 and January and February 2012 be deferred. Therefore, payments are added on to the end of the term. The following is the expected amortization for the remaining discount under the effective interest rate method for the years ending March 31: $109,318, $77,964, $45,005, and $11,023 in 2013, 2014, 2015, and 2016, respectively.

Robert Glaser

On July 7, 2010, we granted 73,333 stock options to Robert Glaser with an exercise price of $0.375 per share. The options vest over one year. On January 13, 2011, the Board of Directors approved the issuance of 33,333 shares of common stock valued at $22,500 to Robert Glaser as discretionary compensation bonuses. Compensation bonuses for stock came from the equity bonus plan. On March 31, 2011 we granted 33,333 stock options to Robert Glaser with an exercise price of $0.75 per share according to his employment contract. The options vest over one year.

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On April 4, 2011, we granted 40,000 stock options to Robert Glaser with an exercise price of $0.75 per share. The options vest over one year. On October 7, 2011, we granted 26,667 stock options to Robert Glaser with an exercise price of $1.20 per share. The options vest over one year. On March 27, 2002, we granted common stock to three board members which vest over a twenty-four (24) month period, starting April 1, 2012 and then the first of each quarter thereafter (ending January 1, 2014) under the agreement, we agreed to issue 150,000 shares of common stock to Robert Glaser.  See Note 10 on our financial statements in our Form 10-K for the fiscal year ended March 31, 2012 for additional information.  On March 31, 2012, we granted 50,000 stock options to Robert Glaser with an exercise price of $1.20 per share according to his employment contract. The options vest over one year.

Cynthia Glaser

On January 13, 2011, the Board of Directors approved the issuance of 10,000 shares of common stock valued at $6,750 to Cynthia Glaser as discretionary compensation bonuses. Compensation bonuses for stock came from the equity bonus plan. On March 31, 2011 the Company we granted 8,333 stock options to Cynthia Glaser with an exercise price of $0.75 per share according to her employment contract. The options vest over one year.

At March 31, 2011, we owed an entity controlled by Cynthia and Robert Glaser $24,085 for management services previously provided under a consulting contract. Payments to this entity during the year ended March 31, 2011 were $54,500.

On March 31, 2012, we granted 8,333 stock options to Cynthia Glaser with an exercise price of $0.75 per share according to her employment contract. The options vest over one year.

At March 31, 2012, we owed an entity controlled by Cynthia and Robert Glaser $0 for management services previously provided under a consulting contract. Payments to this entity during the year ended March 31, 2012 were $24,085.

Keith Morlock

On July 7, 2010, we granted 73,333 stock options to Keith Morlock with an exercise price of $0.375 per share. The options vest over one year. On January 13, 2011, the Board of Directors approved the issuance of 33,333 shares of common stock valued at $22,500 to Keith Morlock as discretionary compensation bonuses. Compensation bonuses for stock came from the equity bonus plan. On March 31, 2011 we granted 33,333 stock options to Keith Morlock with an exercise price of $0.75 per share according to his employment contract. The options vest over one year.

At March 31, 2011, we owed an entity controlled by Keith Morlock $35,411 for management services previously provided under a consulting contract. Payments to this entity during the year ended March 31, 2011 were $16,500.

On April 4, 2011, we granted 40,000 stock options to Keith Morlock with an exercise price of $0.75 per share. The options vest over one year. On October 7, 2011, we granted 26,667 stock options to Keith Morlock with an exercise price of $1.20 per share. The options vest over one year. On March 27, 2002, we granted common stock to three board members which vest over a twenty-four (24) month period, starting April 1, 2012 and then the first of each quarter thereafter (ending January 1, 2014) under the agreement, we agreed to issue 150,000 shares of common stock to Keith Morlock. See Note 10 on our Form 10-K for the fiscal year ended March 31, 2012 for additional information. On March 31, 2012, we granted 50,000 stock options to Keith Morlock with an exercise price of $1.20 per share according to his employment contract. The options vest over one year.

Grant King

On July 7, 2010, we issued 933,333 shares of its common stock to Grant King, the Company’s former Chief Executive Officer and Director in exchange for the conversion of $357,000 of unpaid, accrued and other compensations due to Mr. King. On the Effective Date, we granted 73,333 stock options to Grant King with an exercise price of $0.375 per share. The options vest over one year.

On January 13, 2011, the Board of Directors approved the issuance of 20,000 shares of common stock valued at $13,500 to Grant King as discretionary compensation bonuses. Compensation bonuses for stock came from the equity bonus plan.

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On March 27, 2012, we granted 75,000 bonus stock options to Grant King with an exercise price of $1.30. The options vest over one year.

INFORMATION REGARDING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the current common stock ownership of (i) each person known by us to be the beneficial owner of five percent (5%) or more of our common based upon approximately 16,458,648 shares outstanding as of March 31, 2012, (ii) each officer and director of the Company individually, and (iii) all officers and directors of the Company as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and/or warrants held by that person that are currently exercisable, as appropriate, or will become exercisable within sixty (60) days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial. The address of each owner is in care of the Company at 2345 W Foothill, Suite 12, Upland, CA 91786.

TITLE OF CLASS	NUMBER OF SHARES	NOTE	PERCENT OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER
Common	6,586,527	(2)	36.80%	Horst Geicke
				15/F, AIA Central 1 Connaught Road Central Hong Kong

Common	1,333,333	(3)	7.79%	Favour Gain Holdings
				24/F, CDW Building 388 Castle Peak Road Tsuen Wan, New Territories Hong Kong

Common	1,150,000	(4)	6.78%	Brad Scott
				P.O. Box 4005 Bismarck, North Dakota 58503

Common	704,021	(1, 5)	4.23%	Keith Morlock, Secretary and Director
				2345 W. Foothill, Suite 12 Upland, CA 91786

Common	593,221	(1, 6)	3.56%	Robert Glaser, CEO and Director
				2345 W. Foothill, Suite 12 Upland, CA 91786

Common	169,398	(1, 7)	1.02%	Steve Ritchie, Director
				2345 W. Foothill, Suite 12 Upland, CA 91786

Common	36,782	(1)	0.22%	Walter Ivison, Former Director
				2345 W. Foothill, Suite 12 Upland, CA 91786

Common	28,429	(1, 8)	0.17%	Cynthia Glaser, Principal Financial Officer
				2345 W. Foothill, Suite 12 Upland, CA 91786

Common	10,000	(1)	0.06%	Bill Ball, Former Interim Chairman of Board of Directors
				2345 W. Foothill, Suite 12 Upland, CA 91786

Common	1,495,069	(1)	9.27%	Officers and Directors as a Group

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1.	All officers and directors as a group (6 persons) Amount to approximately 6.29% of the outstanding stock and 9.27% Beneficial Ownership.
2.	Mr. Geicke has 5,145,607 shares of common stock issued and 1,440,919 dilutive shares relating to the convertible secured note as of May 31, 2012.
3.	Favour Gain Holdings has 666,667 shares of common stock issued and 666,667 exercisable warrants as of May 31, 2012.
4.	Mr. Scott has 650,000 shares of common stock issued and 500,000 exercisable warrants as of May 31, 2012.
5.	Mr. Morlock has 531,683 shares of common stock issued and 172,338 vested options as of May 31, 2012.
6.	Mr. Glaser has 420,883 shares of common stock issued and 172,338 vested options as of May 31, 2012.
7.	Mr. Ritchie has 18,750 shares of common stock issued and 150,648 vested options as of May 31, 2012.
8.	Ms. Glaser has 18,703 shares of common stock issued and 9,726 vested options as of May 31, 2012.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16 of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership. Based on a review of such forms, and financial information we believe that during the fiscal year ended March 31, 2012, except for the following, all of our executive officers, directors and ten percent shareholders complied with the Section 16 reporting requirements:

•	Bill Ball failed to file 2 reports for 2 transactions.

•	Horst Geicke did not have any transactions to report.

•	Bob Glaser filed 1 report late to report 3 late transactions.

•	Cynthia Glaser filed 1 report late to report 3 late transactions.

•	Walter Ivison failed to file 2 reports for 2 transactions.

•	Keith Morlock filed 1 report late to report 6 late transactions.

•	Steve Ritchie filed 1 report late to report 2 late transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board of Directors designated dbbmckennon, as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2013, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the 2012 Annual Meeting. dbbmckennon has been the Company’s Independent Registered Public Accounting Firm since the fiscal year ended 2009. dbbmckennon has advised the Company that, in accordance with professional standards, they will not perform any non-audit service that would impair their independence for purposes of expressing an opinion on the Company’s financial statements. Representatives of dbbmckennon are expected to be present at the 2012 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Amended and Restated Bylaws nor other governing documents or law requires shareholder ratification of the selection of dbbmckennon as the Company’s Independent Registered Public Accounting Firm. However, the Board of Directors is submitting the selection of dbbmckennon to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Detail of fees paid to dbbmckennon:

a.	Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the periods ended March 31, 2012 and 2011, were approximately $104,970 and $35,770, respectively.
b.	Audit-Related Fees: There were no fees billed for audit-related services for the period ending March 31, 2011. For the year, ended March 31, 2012, fees were approximately $5,000 for review of the Company's SEC comment letters.
c.	Tax Fees. Fees billed for tax services were $10,500 and $0 for the periods ended March 31, 2012 and 2011, respectively.

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Audit Committee Pre-Approval Policies and Procedures

Our Board of Directors, who acts as the Audit Committee, require the pre-approval of all fees paid to, and all services performed by, our independent accounting firms. At the beginning of each year, our Board of Directors approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. Pursuant to the Sarbanes-Oxley Act of 2002, 100% of the fees and services provided as noted above were authorized and approved by our Board of Directors.

Shareholder Communications

Shareholders may communicate directly with the Company's Board of Directors, or individual members of the Board of Directors, by writing to the Company at:

Sustainable Environmental Technologies Corporation
2345 W. Foothill, Suite 12
Upland, CA 91786
Attention: Keith Morlock, Secretary

and indicating prominently on the outside of any envelope that the communication is intended for: (i) the Board of Directors; (ii) the Chairman of the Board of Directors; or (iii); or any director or subset of directors of the Board of Directors. The Secretary of the Board of Directors reviews all correspondence and regularly forwards to the appropriate director, directors or the Board of Directors, copies of all communications that, in the opinion of the Secretary, deal with the functions of or otherwise require the attention of individual directors, the Board of Directors or subsets thereof. Unless, in the opinion of the Secretary, a communication is improper or irrelevant, a communication will not be withheld from its intended recipient(s) without the approval of the Chairman of the Board of Directors.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Reports, proxy statements and other information filed by us may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Room of the SEC, at 100 F Street, NE, Washington, DC 20549. Information regarding the Public Reference Room may be obtained by calling (800) SEC-0330 or (800) SEC-0330 . In addition, the filings made by us with the SEC may be accessed by way of the SEC's Internet address, www.sec.gov.

By order of the Board of Directors,

/s/ Keith Morlock
Keith Morlock, Secretary

November 16, 2012

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Appendix A

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment No. 1 to the APA”) is entered into as of October 23, 2012 by and between PWCO, LLC a Colorado limited liability company (“Buyer”), and Sustainable Environmental Technologies Corporation, a California corporation, through its wholly owned subsidiary ProWater, LLC, a Colorado corporation (collectively the “Seller”). Individually, Buyer and Seller shall be referred to herein as a “Party”, and collectively as the “Parties.”

R E C I T A L S

WHEREAS, the Parties entered into an Asset Purchase Agreement on September 17, 2012 (the “Asset Purchase Agreement”), in which Seller promised to sell to Buyer certain assets, properties, rights and interests upon the terms and subject to the conditions therein in consideration of 35% of the total ownership of Buyer and Buyer’s assumption of certain liabilities and obligations of Seller;

WHEREAS, the Parties, desire to amend the Asset Purchase Agreement as described herein;

WHEREAS, all other terms, covenants, warranties and representations set forth in the Asset Purchase Agreement shall remain in full force and effect except for the amendment described herein;

NOW, THEREFORE, in consideration of the promises and of the mutual agreements, provisions, covenants, representations and warranties herein contained, the Parties hereto hereby agree as follows:

A G R E E M E N T

Any reference in the the Asset Purchase Agreement to the Annual Meeting of Shareholders being “on November 2, 2012”, including but not limited to the reference to such date in the Recitals, Section 1.4 of Article I, Section 7.1 of Article VII, and Section 7.2 of Article VII, shall be amended and replaced with “on or about November 2, 2012.”

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to the APA as of the date hereof.

BUYER:	PWCO, LLC
a Colorado limited liability company

By: /s/ Keith Morlock
Name: Keith Morlock
Title: Manager

SELLER:	SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION,
a California corporation

By: /s/ Robert Glaser
Name: Robert Glaser
Title: CEO

PROWATER, LLC
a Colorado limited liability company

By: /s/ Keith Morlock
Name: Keith Morlock
Title: Manager

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of September 17, 2012 by and between PWCO, LLC a Colorado limited liability company (“Buyer”), and Sustainable Environmental Technologies Corporation, a California corporation, through its wholly owned subsidiary ProWater, LLC, a Colorado corporation (collectively the “Seller”). Individually, Buyer and Seller shall be referred to herein as a “Party”, and collectively as the “Parties.”

R E C I T A L S

WHEREAS, Seller, through its wholly owned subsidiaries, among several other lines of business, presently conducts the business of developing technologies for disposing of salt water from oil and gas wells and designing, building, operating and selling salt water disposal (“SWD”) wells (the “Business”).

WHEREAS, Seller desires to sell certain assets, properties, rights and interests with respect to or used in connection with the Business to Buyer on an AS-IS, WHERE-IS basis.

WHEREAS, Buyer desires to purchase and acquire from Seller, upon the terms and subject to the conditions hereinafter set forth, such assets, properties, rights and interests, in consideration of 35% of the total ownership of Buyer and the assumption of certain liabilities and obligations of Buyer as specifically disclosed herein.

WHEREAS, Buyer’s members are Keith Morlock, Robert Glaser (who are currently officers and directors of the Seller) and Grant King (a former officer and director of the Seller) and thus for Seller to properly enter into this Agreement, Seller must comply with California Corporations Code, Section 310, in regards to interested director transactions.

WHEREAS, if Seller’s shareholders approve this Agreement in their Annual Meeting on November 2, 2012, and thus consummate the transaction contemplated herein, this transaction will enable Seller to leverage Buyer’s $2,000,000 revolving line of credit and subsequent project finance investment capital of up to $6,000,000 to complete and develop the assets as purchased and described herein, making Sellers original investment assets to be valued in excess of its original contribution.

A G R E E M E N T

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

ARTICLE I
SALE AND TRANSFER OF ASSETS; CLOSING DATE

1.1     Sale and Transfer of Assets. At the Closing Date and effective as of the Closing Date, Buyer shall and hereby does purchase and acquire from Seller, and Seller shall and hereby does sell, transfer, convey, assign and deliver to Buyer, the following assets (collectively, the “Acquired Assets”):

(a)     Assets. All assets as listed as in Schedule 1.1(a) attached hereto;

(b)     Assigned Contracts. All rights, benefits and interests of Seller in, under or pursuant to all contracts set forth on Schedule 1.1(b), including all revisions or amendments thereto (also including but not limited to any open purchase orders or accounts payable) (collectively, the “Assigned Contracts”);

1.2     Assumption of Liabilities. Buyer shall, as of the Closing Date, assume, and agree to pay, perform or otherwise discharge, as the same shall become due in accordance with their respective terms, the following Liabilities of Seller (collectively the “Assumed Liabilities”):

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(a)     Assigned Contracts. Liabilities under the Assigned Contracts arising after the Closing Date, including any commitment or obligation to be performed on and after the Closing Date (including but not limited to any open purchase orders and accounts payable);

(b)     Post-Closing Date Liabilities. All debts, obligations and liabilities in respect of the Acquired Assets as specified on Schedule 1.2(b), and all debts, obligations and liabilities in respect of the Acquired Assets arising or incurred by Buyer on and after the Closing Date.

1.3     Purchase Price. In full consideration for the transfer of the Acquired Assets Buyer shall assume the Assumed Liabilities and shall issue to Seller 350,000 restricted membership interests (the “Units”) of Buyer equaling a total of 35% ownership in Buyer (the “Purchase Price”) within three (3) Business Days after the Closing Date. The capital structure of the Buyer after the transaction would be as follows: 20% collectively to Keith Morlock, Robert Glaser and Grant King, then 35% to Buyer, and 45% to be held in an escrow of Buyer’s choice for a future investor(s).

1.4     The Closing Date.

(a)     The purchase and sale (the “Closing Date”) provided for in this Agreement shall take place remotely or in person by the exchange of counterpart signature pages and documents within three (3) Business Days after the shareholders of Seller vote in favor of Seller entering into this Agreement at the Annual Shareholders’ meeting on November 2, 2012 and when all conditions set forth in Article V have been satisfied or waived, or at such other time and place as the Parties may agree.

(b)     The Parties expect the Closing Date to occur on November 2, 2012, or three (3) Business Days thereafter. At the Closing Date, executed signature pages for any agreement required to be delivered by a Party can be delivered by facsimile or scanned image; provided, that the original signature pages are delivered to all applicable Parties no later than five (5) Business Days after the Closing Date.

(c)     Subject to the provisions of Article VII, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 1.4 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

1.5     Transaction Taxes and Other Closing Date Costs. Any sales, use or similar transfer taxes, and any transfer, recording or similar fees and charges arising in connection with the transfer of the Acquired Assets from Seller to Buyer shall be borne by the party incurring such costs. Each party shall bear their own costs and expenses related to the Closing Date including, but not limited to fees of legal counsel, accountants and other consultants or representatives incurred in connection with the transactions contemplated herein.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article II are true and correct as of the Closing Date, except to the extent, such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

2.1     Organization, Qualification and Corporate Power. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of which it was incorporated. Seller is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of the Business or the ownership of the Acquired Assets requires such qualification, except for those jurisdictions in which the failure to be so authorized, qualified or licensed would not result in a material adverse effect on the Acquired Assets. Seller has all requisite power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

2.2     Title to Assets. Seller is the true and lawful owner, and has good title to, all of the Acquired Assets, free and clear of all Security Interests. Seller is offering the Acquired Assets to Buyer on an “AS-IS, WHERE-IS” basis.

A-3

2.3     Authorization of Transaction. Seller has all requisite corporate power, capacity and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent such enforceability is subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or other law affecting or relating to creditors rights generally and (ii) general principles of equity.

2.4     Legal Compliance. Seller is currently conducting the Business in compliance with each applicable law of any Governmental Entity. Seller has not received any notice or communication from any Governmental Entity alleging noncompliance with any applicable law, rule or regulation.

2.5     Litigation. Except as disclosed in Seller’s filings with the Securities and Exchange Commission, there are no material Proceedings outside the regular scope of the Business of Seller pending against or, to Sellers’s Knowledge, threatened against or affecting Buyer or any of its officers or managers in their capacity as officers or managers of Seller before any court or arbitrator or any governmental body, agency or official, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the series of transactions contemplated hereby.

2.6     Noncontravention. Neither the execution and delivery by Seller of this Agreement, nor the consummation by Seller of the transactions contemplated hereby, will (a) conflict with or violate any provision of the charter documents of Seller, (b) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which Seller is a party or by which Seller is bound, except for any conflict, breach, default, acceleration, right to termination, modification, cancellation, notice, consent or waiver that would not have a material adverse effect on the Acquired Assets immediately after the Closing Date, (c) result in the imposition of any Security Interest upon any Acquired Assets, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any of the Acquired Assets except for any violation that would not have a material adverse effect on the Acquired Assets Immediately after the Closing Date.

2.7     Investor Representations. Seller hereby represents and warrants to Buyer as a material inducement to enter into this Agreement that as of the Closing Date:

(a)     Purchase for Own Account. The Units to be delivered at the Closing Date, will be acquired for investment for the Seller's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Seller has no present intention of selling, granting any participation in or otherwise distributing the same.

(b)     Investment Experience. Seller understands that the acquisition of the Units involves a substantial risk. The Seller has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment and protecting its own interests in connection with this investment.

(c)     Accredited Investor Status. Seller is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act.

(d)     Restricted Securities. Seller understands and acknowledges that (i) the Units are characterized as "restricted securities" under the Securities Act, in as much as they are being acquired from Buyer in a transaction not involving a public offering and (ii) under the Securities Act and applicable rules and regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Seller is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. At the end of any applicable holding period as required, Seller agrees to resell the Units in accordance with Rule 144 of the Securities Act, or pursuant to registration or an exemption.

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(e)     Governmental Review. Seller understands that no United States federal or state agency or any other government or Governmental Entity has passed upon or made any recommendation or endorsement of the Units.

(f)     Legends. Unless registered with the Securities and Exchange Commission, or registered or qualified with any other Governmental Entity, the Units will bear a legend in substantially in the following form:

"The units of securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be transferred or otherwise disposed of unless they have been registered under such Act and applicable state securities laws or pursuant to an exemption from registration under such Act and applicable state securities laws."

The legend set forth above shall be removed by the Buyer from any certificate issued hereunder upon delivery to Buyer of an opinion by counsel, reasonably satisfactory to Buyer, that (i) a registration statement under the Securities Act is at that time in effect with respect to the legended Units, (ii) the limitations and restrictions under paragraphs (c), (e), (f) and (h) of Rule 144 under the Securities Act do not apply to such Units, or (iii) that such Units can otherwise be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which Buyer issued the Units.

Buyer shall refuse to register any transfer of Units not made in accordance with the aforementioned, the provisions of the Securities Act or pursuant to registration or an exemption.

(g)     Registration Rights. Buyer has not granted or agreed to grant to Seller any rights to have any securities of Buyer registered with the Securities and Exchange Commission or registered or qualified with any other Governmental Entity.

2.8     No Other Representations. Except as expressly set forth in this Article II, Seller makes no representation or warranty, express or implied, at law or in equity, with respect to the Business, the Acquired Assets or any other matter, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article III are true and correct as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

3.1     Organization and Corporate Power. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the state of incorporation. Buyer has all requisite corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

3.2     Authorization of Transaction. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Buyer of this Agreement and the consummation by Buyer of the series of transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms and conditions, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and (ii) general principles of equity. Buyer hereby acknowledges and agrees that Buyer is purchasing the Acquired Assets on an “AS-IS, WHERE-IS” basis.

3.3     Noncontravention. Neither the execution and delivery by Buyer of this Agreement, nor the consummation by Buyer of the transactions contemplated hereby, will (a) conflict with or violate any provision of any charter documents of Buyer, (b) require on the part of Buyer any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which Buyer is a party or by which it is bound or to which any of its assets are subject, except for (i) any conflict, breach, default, acceleration, termination, modification or cancellation which would not adversely affect the consummation of the series of transactions contemplated hereby, or (ii) any notice, consent or waiver the absence of which would not adversely affect the consummation of the series of transactions contemplated hereby, or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or any of its properties or assets.

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3.4     Litigation. As of the date of this Agreement, there is no Proceeding pending against or, to Buyer’s Knowledge, threatened against or affecting Buyer or any of its officers or managers in their capacity as officers or managers of Buyer before any court or arbitrator or any governmental body, agency or official, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the series of transactions contemplated hereby.

3.5     Valid Issuance of Units. The 350,000 Units to be delivered on the Closing Date by Buyer will be duly and validly authorized for issuance and, upon issuance, sale and delivery in accordance with the terms of this Agreement, and will be duly and validly issued, fully paid, non-assessable and free of preemptive rights, rights of first refusal or other similar rights.

3.6     Compliance with Securities Laws. The Units will be issued to Seller by Buyer in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States.

3.7     Brokers’ Fees. Neither Buyer nor any other party with whom or for whom Buyer may have contracted has any liability or obligation to pay any fees, commissions or any other amounts of any kind whatsoever to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

ARTICLE IV
COVENANTS PRIOR TO THE CLOSING DATE

4.1     Seller Covenants.

(a)     Access and Investigation. Between the date of this Agreement and the Closing Date, Seller will, and will cause its representatives to, upon reasonable notice, provide Buyer and its representatives full access during normal business hours to Seller’s premises and facilities and all books, records, contracts, financial statements and other data (financial or otherwise) regarding the Acquired Assets and Assumed Liabilties, and furnish copies of all materials relating to the Acquired Assets and Assumed Liabilities. All such acts, investigations and contacts shall be conducted in a manner which shall not interfere unduly with the normal conduct of the business of Seller.

(b)     Operation of the Business of Seller. Between the date of this Agreement and the Closing Date, Seller will (i) conduct the Business only in the ordinary course of business; (ii) maintain the relations and goodwill with suppliers, customers and employees; and (iii) confer with Buyer concerning operational matters of a material nature in regards to the Acquired Assets and the Assumed Liabilities.

(c)     Required Approvals. As promptly as practicable after the date of this Agreement, Seller will make all filings required by law to be made by them in order to consummate the transactions contemplated by this Agreement.

(d)     No Negotiation. Neither Seller nor any of its affiliates, representatives, officers, employees, directors or agents shall, directly or indirectly, solicit, initiate or encourage the submission of any proposal or offer (an “Acquisition Proposal”) from any Person (including any of their officers, directors, employees, agents and other representatives) relating to any purchase of the Acquired Assets.

(e)     Commercially Reasonable Efforts. Between the date of this Agreement and the Closing Date, Seller will use commercially reasonable efforts to cause the conditions in Article V to be satisfied.

4.2     Buyer Covenants.

(a)     Required Approvals. As promptly as practicable after the date of this Agreement, Buyer will make all filings required by law to be made by it to consummate the transactions contemplated by this Agreement.

(b)     Commercially Reasonable Efforts. Between the date of this Agreement and the Closing Date, Buyer will use commercially reasonable efforts to cause the conditions in Article V to be satisfied.

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(c)     Future Investment Escrow. Buyer shall reserve 450,000 restricted membership interests in an escrow account for use for a series of potential investment transaction(s) that are anticipated to be valued in excess of $6,000,000 USD after the Closing Date.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING DATE

5.1     Buyer’s Obligation to Close. Buyer’s obligation to purchase the Acquired Assets and to take the other actions required to be taken by Buyer at the Closing Date are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (any of which may be waived in writing by Buyer, in whole or in part):

(a)     Accuracy of Representations. All of Seller’s representations and warranties in this Agreement (considered collectively) and each of these representations and warranties (considered individually) must have been accurate in all respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

(b)     Seller’s Performance. All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing Date (considered collectively) and each of these covenants and obligations (considered individually) must have been duly performed and complied with in all material respects. Each document required to be delivered pursuant to Section 6.1 must have been delivered, and each of the other covenants and obligations in Article IV must have been performed and complied with in all respects.

(c)     No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against Buyer, or against any Person affiliated with Buyer, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

(d)     No Prohibition. Neither the consummation nor the performance of any of the transactions contemplated by this Agreement will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer to suffer any material adverse consequence under any applicable law.

5.2     Seller’s Obligation to Close. Seller’s obligation to sell the Acquired Assets and to take the other actions required to be taken by Seller on the Closing Date is subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (any of which may be waived only by Seller in whole or in part):

(a)     Accuracy of Representations. All of Buyer’s representations and warranties in this Agreement (considered collectively) and each of these representations and warranties (considered individually) must have been accurate in all respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

(b)     Buyer’s Performance. All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing Date (considered collectively) and each of these covenants and obligations (considered individually) must have been performed and complied with in all material respects. Buyer must have delivered each of the documents required to be delivered by, and must have issued the Units pursuant to Section 6.2.

(c)     No Injunction. There must not be in effect any law or any injunction or other order that (a) prohibits the sale of the Acquired Assets by Seller to Buyer, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

(d)     No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against Seller, or against any Person affiliated with Seller, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

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ARTICLE VI
CLOSING DATE DELIVERIES

6.1     Deliveries by Seller. At or prior to the Closing Date, Seller shall deliver to Buyer:

(a)     Schedule 1.1(a) setting forth a listing of the Assets to be transferred to Buyer at Closing Date;

(b)     Schedule 1.1(b) setting forth a list of the Assigned Contracts;

(c)     Schedule 1.2(b) setting forth the Assumed Liabilties;

(d)     a bill of sale, in a form satisfactory to Buyer, transferring the Acquired Assets to Buyer, free and clear of any and all Security Interests, executed by Seller; and

(e)     a certificate executed by Seller representing and warranting to Buyer that each of the representations and warranties made by Seller in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date and that all covenants and agreements to be performed prior to the Closing Date by Seller have been performed.

6.2     Deliveries by Buyer. At or prior to the Closing Date, Buyer shall deliver to Seller:

(a)     delivery of 350,000 restricted membership interests of Buyer (the “Units”); and

(b)     a certificate executed by Buyer representing and warranting to Seller that each of the representations and warranties made by Buyer in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date and that all covenants and agreements to be performed prior to the Closing Date by the Buyer have been performed.

ARTICLE VII
TERMINATION

7.1     Termination Events. This Agreement may be terminated, at any time prior to the Closing Date only as follows:

(a)     if the shareholders of Seller vote against Seller entering into this Agreement at the Annual Shareholder meeting of Seller on November 2, 2012.

(b)     by the mutual written consent of Buyer and Seller;

(c)     by Buyer if there has been a misrepresentation or a breach of warranty or a breach of a covenant in any case by Seller in the representations and warranties or covenants of any of them set forth in this Agreement, which in the case of any breach of covenant has not been cured, if curable, within fifteen (15) business days after written notification of such breach by Buyer to Seller; or

(d)     by Seller if there has been a misrepresentation or a breach of warranty or a breach of a covenant by Buyer in the representations and warranties or covenants of Buyer set forth in this Agreement, which in the case of any breach of covenant has not been cured, if curable, within fifteen (15) business days after written notification of such breach by Seller to Buyer.

provided, however, that the party electing termination pursuant to this Section 7.1 is not in breach of any of its representations, warranties, covenants or agreements contained in this Agreement. In the event of the termination of this Agreement pursuant to this Section 7.1, written notice of such termination (describing in reasonable detail the basis for such termination) shall immediately be delivered to the other Parties.

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7.2     Effect of Termination.

(a)     Each of Buyer’s and Seller’s right of termination under Section 7.1 is in addition to any other rights any Party may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 7.1, all further obligations of the parties under this Agreement will terminate, provided, however, that if this Agreement is terminated by a Party because of the breach of the Agreement by the other Party or because one or more of the conditions to the terminating Party’s obligations under this Agreement is not satisfied as a result of the other Party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

(b)     In the event that the shareholders of Seller vote against Seller entering into this Agreement at the Annual Meeting of Shareholders on November 2, 2012, and in the event some or all of the Acquired Assets are transferred to Buyer before the Closing Date of this Agreement because Seller utilized Buyer’s $2,000,000 line of credit to develop such transferred Acquired Assets, Seller shall have sixty (60) calendar days after the shareholder vote against entry into this Agreement to appoint an independent appraiser, investment banker, accounting firm or other qualified person, person(s) or entity ("Appraiser") having at least 5 years’ experience in appraising assets and/or ownership interests in companies similar to the Seller, and such appraiser shall promptly determine the “Fair Market Value”, as of the date of the vote against Seller entering into this Agreement, which appraisal shall be the binding and conclusive determination of the Fair Market Value. The costs of such appraisal shall be borne equally by the Parties. After the Fair Market Value is determined, Buyer shall have a) the right of first refusal to purchase all of the transferred Acquired Assets at their Fair Market Value as determined by the Appraiser; or b) if Seller refuses to sell such transferred Acquired Assets to the Buyer at their Fair Market Value, then Seller shall receive back from Buyer all of the then transferred Acquired Assets, and then shall pay to Buyer the difference between Fair Market Value of the transferred Acquired Assets and the fair market value of such transferred Acquired Assets as of the date of execution of this Agreement (a valuation also to be determined by the Appraiser). In addition, if the aforementioned transactions do not in the opinion of the Appraiser, return the Parties as best practicable to the positions they were in as of the date of execution of this Agreement, the Parties shall determine if necessary, to enter into any other additional transactions and/or agreements to cure any such shortfalls.

ARTICLE VIII
POST-CLOSING DATE COVENANTS

8.1     Further Assurances. If at any time after the Closing Date any further action is reasonably necessary to carry out the purposes of this Agreement, Seller and Buyer shall take any such reasonably.

ARTICLE IX
DEFINITIONS

For purposes of this Agreement, each of the following terms shall have the meaning set forth below.

“Acquired Assets” shall have the meaning set forth in Section 1.1.

“Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

“Assigned Contract” shall have the meaning set forth in Section 1.1(b).

“Assumed Liabilities” shall have the meaning set forth in Section 1.2.

“Business” shall have the meaning set forth in the recitals to this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the County of San Bernardino, California are required or authorized by law to be closed.

“Buyer” shall have the meaning set forth in the first paragraph of this Agreement.

“Closing Date” shall have the meaning set forth in Section 1.4.

“Closing Date” means the date and time as of which the Closing Date actually takes place.

“Governmental Entity” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Knowledge” of Seller means the actual knowledge of the officers of Seller.

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“Proceeding” means any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator or mediator.

“Parties” or “Party” means individually and collectively (as the case may be) Buyer and Seller.

“Person” means any natural person, corporation, limited liability company, general or limited partnership, proprietorship, other business, non-profit or charitable organization, trust, union, association (whether or not incorporated in any jurisdiction), or any court, arbitration tribunal, administrative agency or commission or other governmental or regulatory authority or agency.

“Purchase Price” shall have the meaning set forth in Section 1.3.

“Security Interest” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic’s, materialmen’s, and similar liens, (ii) liens arising under worker’s compensation, unemployment insurance, social security, retirement, and similar legislation, (iii) liens for taxes not yet due and payable, and (iv) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of Business of Seller and not material to Seller.

“Securities Act” means the Securities Act of 1933, as amended, or any successor law, and any and all regulations and rules issued pursuant to such Act or any successor law.

“Seller” shall have the meaning set forth in the first paragraph of this Agreement.

ARTICLE X
MISCELLANEOUS

10.1     Expenses. Except as expressly set forth in this Agreement, each of the Parties shall bear its own costs and expenses (including but not limited to legal, accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

10.2     Press Releases and Announcements. Unless there is a required disclosure as required by state or federal law, neither Party shall issue any press release or make any public announcements or other disclosure relating to the existence or subject matter of this Agreement that uses the name of the other Party without the prior written consent of the other Party.

10.3     Confidentiality. Between the date of this Agreement and the Closing Date, Buyer and Seller will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and Seller to maintain in confidence, any written, oral, or other information furnished by another party, in connection with this Agreement or the transactions contemplated by this Agreement. If the transactions contemplated by this Agreement are not consummated, each Party will return as much of such written information as the other Party may reasonably request.

10.4     Bulk Sales Laws. Buyer hereby waives compliance by Seller with any applicable bulk sales law, and Seller agrees to indemnify Buyer and hold Buyer harmless from and against any and all liability thereunder.

10.5     No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

10.6     Entire Agreement. This Agreement (including the documents referred to herein), constitutes the entire agreement among the Parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous understandings, agreements or representations by or among the Parties, written or oral, express or implied, which may have related to the subject matter hereof in any way.

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10.7     Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

10.8     Counterparts and Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which together shall be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement and signature pages thereof for all purposes.

10.9     Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10.10     Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to Buyer: PWCO, LLC ______________________ ______________________ Attn: _______________ Fax: (___) ___-____ Telephone: (___) ___-_____	Copy to (which shall not constitute notice): ______________________ ______________________ ______________________ Attn: _______________ Fax: (___) ___-____ Telephone: (___) ___-_____

If to Seller: Sustainable Environmental Technologies Corporation ______________________ ______________________ Attn: _______________ Fax: (___) ___-____ Telephone: (___) ___-_____	Copies to (which shall not constitute notice): ______________________ ______________________ ______________________ Attn: _______________ Fax: (___) ___-____ Telephone: (___) ___-_____

If to Seller: ProWater, LLC ______________________ ______________________ Attn: _______________ Fax: (___) ___-____ Telephone: (___) ___-_____	Copies to (which shall not constitute notice): ______________________ ______________________ ______________________ Attn: _______________ Fax: (___) ___-____ Telephone: (___) ___-_____

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy or ordinary mail) other than electronic mail, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

10.11     Arbitration. If a dispute or claim shall arise with respect to any of the terms or provisions of this Agreement, or with respect to the performance by either of the Parties under this Agreement, then either party may, with notice (in accordance with Section 10.10), require that the dispute be submitted under JAMS’ Comprehensive Arbitration Rules and Procedures. Each party shall bear one-half of the cost of appointing the arbitrator and of paying for such arbitrator’s fees. The written decision of the arbitrator(s) ultimately appointed by or for both Parties shall be binding and conclusive on the Parties. Judgment may be entered on such written decision of the single arbitrator in any court having jurisdiction and the Parties consent to the jurisdiction of the Municipal and Superior Court of San Bernardino County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in San Bernardino County, California.

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10.12     Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of California. Any and all actions concerning any dispute arising hereunder shall be filed and maintained only in a court sitting in San Bernardino County, California and all parties expressly consent to the jurisdiction of such courts.

10.13     Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

10.14     Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

10.15     Construction. The language used throughout this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. All terms and words used in this Agreement, regardless of whether singular or plural, or the gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Any reference herein to “including” shall be interpreted as “including without limitation.” Any reference to any Article, Section or paragraph shall be deemed to refer to an Article, Section or paragraph of this Agreement, unless the context clearly indicates otherwise.

10.16     Attorneys Fees. In the event of any litigation or arbitration proceeding arising out of any disputes under this Agreement, the prevailing party shall be entitled to recover their costs and expenses including, without limitation, reasonable attorneys fees.

10.17     Legal Representation. Buyer and Seller each acknowledge that this Agreement has been prepared Seller’s counsel. Therefore, the Parties are advised that there may be a potential or actual conflict of interest. Therefore, by affixing their signature below, the Parties waive any potential or actual conflict of interest, and acknowledge that each have been advised to seek the advice of independent counsel, and have been given the opportunity to consult with, counsel of their own choosing regarding their respective rights and obligations under this Agreement.

10.18     Signer’s Warranty. Each individual and each individual executing this Agreement on behalf of an Entity hereby represents and warrants to the other Parties that (a) such individual and each individual executing this Agreement on behalf of an Entity has been duly and validly authorized to execute and deliver this Agreement and any and all other documents contemplated by this Agreement; and (b) this Agreement and all documents executed by such individual or such individual on behalf of such Entity pursuant to this Agreement are and will be duly authorized, executed and delivered by such entity.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date hereof.

BUYER:	PWCO, LLC a Colorado limited liability company

	By:	/s/ Keith Morlock
	Name:	Keith Morlock
	Title:	Manager

SELLER:	SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION, a California corporation

	By:	/s/ Robert Glaser
	Name:	Robert Glaser
	Title:	CEO

PROWATER, LLC a Colorado limited liability company

	By:	/s/ Keith Morlock
	Name:	Keith Morlock
	Title:	Manager

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT]

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Schedule 1.1(a)

Assets

[to be provided at Closing Date]

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Schedule 1.1(b)

Assigned Contracts

[to be provided at Closing Date]

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Schedule 1.2(b)

Post-Closing Date Liabilities

[to be provided at Closing Date]

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Appendix B

INDEX

Page

Pro-Forma Financial Statements of Sustainable Environmental Technologies Corporation

Pro-Forma Condensed Balance Sheet as of June 30, 2012	F-2

Notes to unaudited Pro-Forma Condensed Financial Statements	F-3

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SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
PRO-FORMA CONDENSED BALANCE SHEET
June 30, 2012
(Unaudited)

		Pro-Forma
	SETCORP	Adjustments		Pro-Forma
Assets
Current assets:
Cash and cash equivalents	$1,131,900	$–		$1,131,900
Accounts receivable, net of allowance of doubtful accounts of $6,000	380,285	–		380,285
Prepaids and other current assets	29,663	–		29,663
Deferred tax assets	117,126	–		117,126
Total current assets	1,658,974	–		1,658,974

Property and equipment, net	3,082,714	(991,366)	(1)	2,091,348
Other assets	714,950	(674,720)	(2)	40,230
Equity investment in joint venture	–	991,366	(1)	1,419,817
		674,720	(2)
		(246,268)	(3)
Intangible assets, net of accumulated depreciation	238,749	–		238,749
Goodwill	66,188	–		66,188
Deferred tax assets, long-term	1,066,964	–		1,066,964

Total Assets	$6,828,539	$(246,268)		$6,582,271

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$460,717	$(246,268)	(3)	$214,449
Accrued salaries, wages, and related party consulting fees	51,342	–		51,342
Accrued liabilities	168,705	–		168,705
State income taxes payable	67,200	–		67,200
Related party convertible note payable, net of discount of $101,625	258,165	–		258,165
Notes payable	83,159	–		83,159
Total current liabilities	1,089,288	(246,268)		843,020

Related party convertible note payable, long-term, net of discount of $111,500	1,011,026	–		1,011,026
Warrant liability	34,697	–		34,697
Asset retirement obligation	9,900	–		9,900
Total liabilities	2,144,911	(246,268)		1,898,643

Commitments and Contingencies

Stockholders' Equity:
Preferred stock; $0.001 par value, 10,000,000 shares authorized, 4,582,827 issued and none outstanding	–	–		–
Common stock;$0.001 par value, 100,000,000 shares authorized, 16,659,774 issued and outstanding	16,661	–		16,661
Additional paid-in capital	6,674,386	–		6,674,386
Accumulated deficit	(2,007,419)	–		(2,007,419)
Total stockholders' equity	4,683,628	–		4,683,628

Total Liabilities and Stockholders' Equity	$6,828,539	$(246,268)		$6,582,271

See accompanying notes

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SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED

FINANCIAL STATEMENTS

Basis of Presentation

On September 17, 2012, Sustainable Environmental Technology Corporation, (“SETS” or the “Company”), entered into an Asset Purchase Agreement with PWCO, LLC, a Colorado limited liability company (“PWCO”). In connection with the Asset Purchase Agreement, SETS would transfer non-operational assets related to the Cartwright and Williston Well Projects, land leases in connection with those projects, the intellectual property related to the Company’s Centerline SWD System and certain liabilities incurred for such in exchange for a 35% of the total ownership of PWCO. The final capitalization structure of PWCO, if the shareholders vote in favor of this transaction would be 35% to SETS, 10% to Keith Morlock, 5% to Robert Glaser, 5% to Grant King, and 45% would be held in PWCO treasury for a pending $6.0 million investment by Cancen Private Co. or another qualified investor(s).

The Company currently anticipates that the transaction will be completed prior to December 31, 2012. However, we cannot predict the exact timing of the completion due to management’s decision to request shareholder voting and the additional $6.0 million in capital in which is anticipated to be raised. Upon closing, the Company expects that the transaction will be accounted for under the equity method as the Company will hold a 35% ownership in PWCO and have significant influence over that entity. Thus, the net fair value of the assets, less liabilities transferred, will be recorded as the Company's investment in PWCO. Currently, the cost of the assets and liabilities of the items expected to transfer represents fair value. The Company will record its share of gains and losses of PWCO venture through the statement of operations. As of September 17, 2012, PWCO did not have any operations other than obtaining a $2.0 million loan to be used for the continued construction of the Cartwright and Williston Well Projects.

The accompanying pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes in SETS Annual Report on Form 10-K for the year ended March 31, 2012, and the Quarterly Report on Form 10-Q for the three month periods ended June 30, 2012. We are providing this information to aid you in your analysis of the financial aspects of the Project Finance Transaction.

The unaudited pro forma condensed balance sheet was prepared assuming the transaction closed on June 30, 2012. The columns captioned “SETCORP” represents the balance sheet of SETS as of June 30, 2012. There is no current effect of the transaction on the statements of operations as the joint venture does not have any current operations and thus they have not been presented.

The unaudited pro forma condensed balance sheets of SETS have been prepared to give effect to the following pro forma adjustments:

(1)   Reflects the transfer of property and equipment to PWCO of $991,366 at June 30, 2012. The value of such assets are representative of their cost, which represents fair value, and are accounted for as an increase in our investment in PWCO using the equity method.

(2)   Reflects the transfer of prepaid expenses and deposits for property and equipment to PWCO of $674,720 at June 30, 2012. The value of such assets are representative of their cost, which represents fair value and are accounted for as an increase in our investment in PWCO using the equity method.

(3)   Removal of accounts payable incurred on property and equipment transferred to PWCO of $246,268 at June 30, 2012. The value of such liabilities are representative of their cost, which represents fair value and are accounted for as an decrease in our investment in PWCO using the equity method.

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 Appendix C

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION

The undersigned certify that:

1. They are the President and Secretary of Sustainable Environmental Technologies Corporation, a California corporation.

2. The Articles of Incorporation of this corporation are amended and restated to read as follows:

ARTICLE I

The name of this corporation is Sustainable Environmental Technologies Corporation.

ARTICLE II

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the general corporation law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporation Code.

ARTICLE III

This corporation is authorized to issue two classes of stock, to be designated respectively, “Common Stock” and “Preferred Stock”. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 100,000,000 shares of Common Stock, $0.001 par value per share, and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share.

The Preferred Stock may be issued from time to time in one or more series as the Board of Directors of this corporation may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect to Series A of Preferred Stock of the corporation:

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A.	SERIES A PREFERRED STOCK

10,000,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated “Series A Preferred Stock” with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “Sections” or “Subsections” in this Part A of this Article Fourth refer to sections and subsections of Part A of this Article Fourth.

1. Dividends.

The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to (i) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the product of (A) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (ii) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by (A) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (B) multiplying such fraction by an amount equal to the Series A Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series A Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend. The “Series A Original Issue Price” shall mean $0.15 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, the greater of (i) an amount per share equal to the Series A Original Issue Price, plus any dividends declared but unpaid thereon, or (ii)  such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution or winding up (the amount payable pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

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2.2 Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least 75% of the outstanding shares of Series A Preferred Stock elect otherwise by written notice sent to the Corporation at least 14 days prior to the effective date of any such event:

(a) a merger or consolidation in which

(i)	the Corporation is a constituent party or

(ii)	a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 2.3.1, all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

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2.3.2 Effecting a Deemed Liquidation Event.

(a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2.

(b) In the event of a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(ii) or 2.3.1(b), if the Corporation does not effect a dissolution of the Corporation under the California Corporation Code within 90 days after such Deemed Liquidation Event, then (i) the Corporation shall send a written notice to each holder of Series A Preferred Stock no later than the 90th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series A Preferred Stock, and (ii) if the holders of at least 75% of the then outstanding shares of Series A Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders (the “Available Proceeds”), to the extent legally available therefor, on the 150th day after such Deemed Liquidation Event, to redeem all outstanding shares of Series A Preferred Stock at a price per share equal to the Series A Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock, the Corporation shall redeem a pro rata portion of each holder’s shares of Series A Preferred Stock to the fullest extent of such Available Proceeds, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the Available Proceeds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. Prior to the distribution or redemption provided for in this Subsection 2.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event or in the ordinary course of business.

2.3.3 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation.

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2.3.4 Allocation of Escrow. In the event of a Deemed Liquidation Event pursuant to Subsection 2.3.1(a)(i), if any portion of the consideration payable to the stockholders of the Corporation is placed into escrow and/or is payable to the stockholders of the Corporation subject to contingencies, the Merger Agreement shall provide that (a) the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event and (b) any additional consideration which becomes payable to the stockholders of the Corporation upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction.

3. Voting.

3.1 General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), including election of directors, each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to one whole share of Common Stock per share of Series A Preferred Stock. Except as provided by law or by the other provisions of the Articles of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

3.2 Series A Preferred Stock Protective Provisions. At any time when at least 1,000,000 shares of Series A Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(a) liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any Deemed Liquidation Event, or consent to any of the foregoing;

(b) amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Corporation in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock;

(c) create, or authorize the creation of any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of Series A Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption;

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(d) (i) reclassify, alter or amend any existing security of the Corporation that is pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series A Preferred Stock in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Corporation that is junior to the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series A Preferred Stock in respect of any such right, preference or privilege; or

(e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized herein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and (iii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof or (iv) as approved by the Board of Directors, including the approval of the Series A Director.

4. Optional Conversion.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after one (1) year from the initial holder’s date of purchase from the Corporation, and without the payment of additional consideration by the holder thereof, into 6 fully paid and nonassessable shares of Common Stock. This 1:6 ratio at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

4.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

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4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the Certificate(s) for such shares of Series A Preferred Stock (or, if such registered holder alleges that such Certificate(s) has been lost, stolen or destroyed, a lost Certificate(s) affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such Certificate(s)), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such Certificate(s) and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the Certificate(s) for shares of Common Stock to be issued. If required by the Corporation, Certificate(s) surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such Certificate(s) (or lost Certificate(s) affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the shares represented by such Certificate(s) shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, (i) issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a Certificate for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a Certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered Certificate(s) that were not converted into Common Stock, (ii) pay in cash such amount as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (iii) pay all declared but unpaid dividends on the shares of Series A Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation.

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4.3.3 Effect of Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, to receive payment in lieu of any fraction of a share otherwise issuable upon such conversion as provided in Subsection 4.2 and to receive payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series A conversion rate shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series A Conversion Ratio for Diluting Issues.

4.4.1 Special Definitions. For purposes of this Article Fourth, the following definitions shall apply:

(a) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(b) “Series A Original Issue Date” shall mean the date on which the first share of Series A Preferred Stock was issued.

(c) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(d) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Subsection 4.4.3 below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

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(i)	shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series A Preferred Stock;

(ii)	shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 4.5, 4.6, 4.7 or 4.8;

(iii)	shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation;

(iv)	shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security.

4.4.2 Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series A Original Issue Date and prior to three years from such date, issue additional shares of Common Stock, without consideration or for a consideration per share less than the applicable Series A Conversion Price ($0.025/share) in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to the consideration per share received by the Corporation for such issue or deemed issue of the Additional Shares of Common Stock; provided that if such issuance or deemed issuance was without consideration, then the Corporation shall be deemed to have received an aggregate of $.001 of consideration for all such Additional Shares of Common Stock issued or deemed to be issued, and the Conversion Ratio will be changed accordingly.

4.4.3 Determination of Consideration. For purposes of this Subsection 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(e) Cash and Property: Such consideration shall:

(i)	insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

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(ii)	insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and

(iii)	in the event additional shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Corporation.

(f) Options and Convertible Securities. The consideration per share received by the Corporation for additional shares of Common Stock deemed to have been issued pursuant to Subsection 4.4.3, relating to Options and Convertible Securities, shall be determined by dividing

(i)	the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(ii)	the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

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4.5 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.6 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

(1)	the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2)	the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

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4.7 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

4.8 Adjustment for Merger or Reorganization, etc. Subject to the provisions of Subsection 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 4.4, 4.6 or 4.7), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

4.9 Articles as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than [10] days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a Articles setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a Articles setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

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4.10 Notice of Record Date. In the event:

(a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series A Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Common Stock. Such notice shall be sent at least [10] days prior to the record date or effective date for the event specified in such notice.

3. The foregoing restatement of the Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of common stock of the corporation is 16,849,481. The number of shares of common stock voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%. The total number of outstanding shares of Series A Preferred Stock of the corporation is 0.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in these Articles are true and correct of our own knowledge.

Dated: __________________, 2012

Robert Glaser, President

Keith Morlock, Secretary

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Appendix D

AMENDED AND RESTATED BYLAWS

AS OF JUNE 15, 2012

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION

a California corporation

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AMENDED AND RESTATED BYLAWS

OF

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION

a California corporation

ARTICLE I

OFFICES

Section 1. Principal Office. The principal executive office of Sustainable Environmental Technologies Corporation (the “Corporation”) shall be located at 2345 W. Foothill Blvd., Suite No. 12, Upland, California 91786. The location may be changed by approval of a majority of the authorized Directors.

Section 2. Other Offices. The Corporation may also have offices at such other places as the business of the Corporation requires.

ARTICLE II

DIRECTORS

Section 1. Powers. Subject to the provisions of the California Corporations Code (hereinafter the "Code"), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the shareholders, as that term is defined in Section 153 of the Code, or by the outstanding shares, as that term is defined in Section 152 of the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

Section 2. Number and Qualification of Directors. The Board of Directors shall have authority to determine the number of directors constituting the Board of Directors; provided, however, that in no event shall the number be less than three or more than five, with the exact number within that range to be fixed by resolution of the Board of Directors.

Section 3. Election and Term of Office of Directors

3.1 Directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until his successor has been elected and qualified.

3.2 Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

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Section 4. Vacancies.

4.1 Vacancies on the Board of Directors, as specified in the Code, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

4.2 The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

4.3 Any Director may resign, effective on giving written notice to the Chairman of the Board, the Chief Executive Officer, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s).

4.4 No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

Section 5. Removal of Directors.

5.1 The entire Board of Directors, or any individual Director, may be removed from office as provided by Sections 302, 303, and 304 of the Code. In such case, the remaining members, if any, of the Board of Directors may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

5.2 No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

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Section 6. Place of Meetings. Regular and special meetings of the Board of Directors may be held at any place within or outside the State of California which has been designated in the notice of the meeting, or if there is no notice, designated by written consent or resolution of all of the members of the Board of Directors. If the place of a regular or special meeting is not designated in the notice or fixed by a written consent or resolution by all members of the Board of Directors, it shall be held at the Corporation's principal executive office.

Section 7. Regular Meetings.

7.1 Regular Meetings. Immediately following each annual shareholder's meeting the Board of Directors shall hold a regular meeting to elect officers and transact other business. Such meeting shall be held at the same place as the annual shareholders' meeting or such other place as shall be fixed by the Board of Directors.

7.2 Other Regular Meetings. Other regular meetings of the Board of Directors shall be held at such times and places as are fixed by the Board of Directors.

Section 8. Special Meetings.

8.1 Special meetings of the Board of Directors may be called for any purpose or purposes at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary. Notice of the time, place and purpose of the special meetings shall be given to each Director unless waived or if the action is taken by written consent as described in Section 13 of this Article.

8.2 Notice of the time, place and purpose for special meeting shall be delivered personally or by telephone to each Director, or sent by email, first class mail, addressed to each Director at his or her email or physical address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail, priority airmail at least four (4) days prior to the holding of the meeting and for Directors residing overseas, at least ten (10) days prior to the time of holding the meeting. In case such notice is delivered personally, by telephone, or by email, it shall be delivered at least three (3) days prior to the time of the holding of the meeting.

Section 9. Waiver of Notice.

9.1 The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

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9.2 Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

Section 10. Quorums. A majority of the members of the Board of Directors shall constitute a quorum of the Board of Directors for the transaction of business. Every act or decision done or made by the vote of a majority of the Directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, subject to the provisions of Section 310 (Transactions with Interested Directors) and subdivision (e) of Section 317 (Indemnification of Corporate Agents) of the Code.

Section 11. Adjournment. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 12. Notice of Adjournment. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment in accordance with Section 11 of this Article.

Section 13. Directors Action by Unanimous Written Consent. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Director.

ARTICLE III

OFFICERS

Section 1. Officers. The principal officers of the Corporation shall be a Chief Executive Officer, a Secretary, and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

Section 2. Election of Officers. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article III, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his successor shall be duly elected and qualified, or until his death, resignation, or removal in the manner hereinafter provided.

Section 3. Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

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Section 4. Removal and Resignation of Officers.

4.1 Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

4.2 Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

Section 6. Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall attend and report at all meetings of the shareholders and at all meetings of the Board of Directors, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

Section 7. Secretary.

7.1 The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and shareholders at the principal executive office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

7.2 The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the names of the shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

7.3 The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by these Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

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Section 8. Chief Financial Officer.

8.1 The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

8.2 The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the Chief Executive Officer and Directors, whenever they request it, an account of all of the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

ARTICLE IV

SHAREHOLDERS MEETINGS

Section 1. Place of Meetings. Meetings of the shareholders shall be held at any place within or outside the state of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Corporation.

Section 2. Annual Meeting.

2.1 The annual meeting of the Shareholders shall be held, each year, as follows:

Time of Meeting:	10:00 A.M.
Date of Meeting:	August 1

2.2 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and for the transaction of such other business as may be properly brought before the meeting

2.3 If the above date is inconvenient, the annual meeting of Shareholders shall be held, in each year on such day, at such time and such place within or outside the State of California as shall be fixed by the Board of Directors and stated in the notice of the meeting to the shareholders.

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Section 3. Special Meetings

3.1 Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or by any number of shareholders owning or having the right to vote an aggregate of not less than 10% of outstanding shares of capital stock entitled to vote.

3.2 If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court as provided in the Code. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

Section 4. Notice of Meetings.

4.1 Notice of any Shareholders meetings, annual or special, shall be given in writing not less than ten (10) days nor more than sixty (60) days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Shareholder.

4.2 Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Code and shall be sent to the Shareholder's address appearing on the books of the Corporation, or supplied by the Shareholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

4.3 Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

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4.4 Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

4.5 If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) an amendment to the Articles of Incorporation, pursuant to Section 902 of the Code, (iii) a reorganization of the Corporation, pursuant to Section 1201 of the Code, (iv) dissolution of the Corporation, pursuant to Section 1900 of the Code, or (v) a distribution to preferred Shareholders, pursuant to Section 2007 of the Code, the notice shall also state the general nature of such proposal.

Section 5. Quorum.

5.1 The holders of a majority of the shares entitled to vote at a Shareholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

5.2 The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

Section 6. Adjourned Meeting and Notice Thereof.

6.1 Any Shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

6.2 When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given for the resumption of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. If a new record date for the adjourned meeting is fixed, or if the adjournment is for more than forty-five (45) days from the date set for the resumption of the original meeting, the Board of Directors shall set a new record date and notice of any adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business, which might have been transacted at the original meeting.

Section 7. Waiver or Consent by Absent Shareholders

7.1 The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

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7.2 The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

7.3 Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent's usual charges for such a list, a list of the Shareholders' names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five (5) days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

Section 8. Maintenance and Inspection of Bylaws. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date.

Section 9. Annual Statement of General Information. The Corporation shall, in a timely manner, in each year, file with the Secretary of State of California, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Code.

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ARTICLE V

AMENDMENTS TO BYLAWS

Section 1. Amendment by Shareholders. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

Section 2. Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the shareholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

Section 3. Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI

SHARES OF STOCK

Section 1. Certificate of Stock.

1.1 The certificates representing shares of the Corporation's stock shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, the holder's name, the number of shares of stock and the signatures of: (1) the Chief Executive Officer, and (2) the Secretary or Chief Financial Officer.

1.2 No certificate representing shares of stock shall be issued until the full amount of consideration therefore has been paid, except as otherwise permitted by law.

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1.3 To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a shareholder, except as therein provided.

Section 2. Lost or Destroyed Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of directors, it is proper to do so.

Section 3. Transfer of Shares.

3.1 Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

3.2 The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

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Section 4. Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

ARTICLE VII

DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefore, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII

FISCAL YEAR

The fiscal year of the Corporation shall be March 31, and may be changed by the Board of Directors from time to time subject to applicable law.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation; the date of its incorporation, and the word "California" to indicate the Corporation was incorporated pursuant to the laws of the State of California.

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ARTICLE X

INDEMNITY

Section 1. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of California from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and directors incurred in defending a civil or criminal action, suit or proceeding to be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his or her own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article.

Section 2. The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

Section 3. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

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CERTIFICATE OF SECRETARY

I, the undersigned, certify that:

1. I am the duly elected and acting Secretary of SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION, a California corporation; and

2. The foregoing Amended and Restated Bylaws, consisting of 13 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on this 15th day of June, 2012.

/s/ Keith Morlock
KEITH MORLOCK, Secretary

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	______________________
1. Election of Directors Nominees				

01 Robert Glaser 02 Keith Morlock 03 Steve Ritchie

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000152316_1 R1.0.0.11699

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES
Annual Meeting of Shareholders
December 21, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned shareholder of SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION (the "Company") acknowledges receipt of a copy of the Form 10-K for the fiscal year ended March 31, 2012 and the Proxy Statement and, revoking any proxy heretofore given, hereby appoints Robert Glaser, Keith Morlock, or Steve Ritchie, each of them, with full power of substitution, as proxies and attorneys-in-fact of the undersigned, to attend the 2012 Annual Meeting of Shareholders of the Company to be held at the Four Points Hotel, 11960 Foothill Boulevard, Rancho Cucamonga, CA 91739, on December 21, 2012, at 10:00 A.M., Pacific Time, and any adjournments or postponements thereof, and authorizes each of them to vote all the shares of Common Stock of the Company held of record by the undersigned on November 15, 2012 that the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

0000152316_2 R1.0.0.11699

Continued and to be signed on reverse side